                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7062

            PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
               (Exact name of registrant as specified in charter)

          101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CALIFORNIA 91203
                    (Address of principal executive offices)

     GEORGE A. HENNING 101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CA 91203
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 818-242-6693

Date of fiscal year end: DECEMBER 31

Date of reporting period: JUNE 30, 2005

Item 1.   Report to Shareholders
          Filed herewith.

[LOGO]

PACIFIC
ADVISORS
-
FUND INC.

[GRAPHIC]

SEMI-ANNUAL REPORT
JUNE 30, 2005


GOVERNMENT SECURITIES FUND
INCOME AND EQUITY FUND
BALANCED FUND
GROWTH FUND
MULTI-CAP VALUE FUND
SMALL CAP FUND

PACIFIC ADVISORS
     table of contents

MESSAGE FROM THE CHAIRMAN                                                     1

GOVERNMENT SECURITIES FUND                                                    3

INCOME AND EQUITY FUND                                                        7

BALANCED FUND                                                                12

GROWTH FUND                                                                  17

MULTI-CAP VALUE FUND                                                         22

SMALL CAP FUND                                                               26

SCHEDULE OF INVESTMENTS                                                      30

STATEMENT OF ASSETS AND LIABILITIES                                          52

STATEMENT OF OPERATIONS                                                      54

STATEMENT OF CHANGES IN NET ASSETS                                           56

NOTES TO FINANCIAL STATEMENTS                                                60

FINANCIAL HIGHLIGHTS                                                         65

This Report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation, or a recommendation that any particular investor should purchase or sell any particular security. The statements in the Report are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change with market conditions and are not meant as a market forecast. All economic and performance information referenced is historical. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus carefully before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[GRAPHIC]

                                                  MESSAGE
                                                       from the chairman

                                                                 August 22, 2005

Dear Shareholders:

     Mixed messages on the state of the economy brought much confusion into the market during the first half of the year. Despite evidence that the underlying economy was on a firm footing, investors faced a heightening sense of uncertainty. The U.S. economy, which has grown at a healthy pace over the past couple of years, showed signs of moderation. As a result, investors from Wall Street to Main Street worried that a recession might be imminent. Compounding this fear, the Federal Reserve continued its cycle of interest rate increases to keep inflation at bay and temper market speculation Even weather played a role in evaluating the state of the economy as hurricanes in the Southeast, record rainfalls in the West, and heavy snows in the East created business disruptions further dampened earnings in a quarter that is historically weak.

                                  MARKET REVIEW

JUNE 30, 2005                                          CLOSE         YTD RETURN
-------------------------------------------------------------------------------
Dow Jones                                            10,274.97           - 4.71%
S&P 500                                               1,191.33           - 1.70%
NASDAQ                                                2,056.96           - 5.45%
Russell 2000 (small cap)                                639.66           - 1.25%

                                                      06/30/05         12/31/04
-------------------------------------------------------------------------------
10-Year T-Note Yield                                      3.94%            4.24%

     Market conditions remained challenging in the second quarter. Volatility increased significantly on speculation of an economic "soft patch." Surprisingly strong economic and corporate earnings reports, however, helped end the quarter on a positive and promising note. This good news provided the stimulus for further market growth as we entered the third quarter.

ECONOMIC OUTLOOK

     The U.S. economy continued to hum along in the first half of the year. Economic growth remained at a robust 3.8% rate through the first quarter. Growth moderated in the second quarter, but still reached a solid 3.5% annual rate.

     Additional economic data continue to support a favorable economic outlook: broad inflation remains muted despite rising energy prices; interest rates remain relatively low; and consumers continue to spend freely. Future growth should continue to reflect a vibrant, albeit uneven, economic expansion.

MARKET PERSPECTIVE

     The equity markets remained trading range bound. Overall volatility rose as the market selectively emphasized the short-term impact of some economic data. The market also anticipated disappointing first quarter earnings announcements due to the harsh winter weather, rising short-term interest rates, and escalating oil prices. By late April, these fears led the equity market to the lower end of its trading band.

     First and second quarter earnings ultimately exceeded expectations. Healthy corporate profit growth and strong economic data helped boost investor confidence. While year-to-date performance remained disappointing, the market showed signs of a rebound as the second quarter closed. Through June 30th, the Dow Jones Industrials Average was down - 4.71%, the S&P 500 Index lost - 1.70% and the Nasdaq Composite fell - 5.45%. We believe that the equity markets will continue to fluctuate within a trading range. This will cause the market to be volatile and place a premium on good stock selection

     The interest rate CONUNDRUM persisted as the disconnect between short and long-term rates continued to grow during the second quarter. The benchmark 10-year T-Bond fell from 4.50% to 3.94% even as the Fed raised short-term rates another 0.50% to 3.25%. Long-term rates remained low as demand continued to outstrip the supply of high-quality bonds. Foreign governments with a large trade surplus bought U.S. Government bonds to help stimulate economic growth to maintain the demand for imports. Institutional investors were also heavy buyers of long-term bonds to manage future retirement income needs from the graying baby boomer population. Additionally, U.S. corporations had significant cash reserves limiting their need to issue corporate bonds.

     Lower interest rates enabled real estate values to appreciate rapidly as buyers took advantage of historically low rates. When long-term interest rates do rise, we anticipate a softening demand in real estate that will vary from region to region. As profits in real estate become more difficult to achieve, equity and fixed income markets may become more attractive investments.

[GRAPHIC]

     The risk of losing principal on long-term bonds continued to grow as short-term rates increased. This expectation of higher long-term rates further emphasized the importance of implementing a DEFENSIVE fixed income investment strategy. Our fixed income investment strategy in this phase of the economic cycle remains focused on protecting principal by investing mostly in shorter-term bonds. When long-term interest rates eventually rise, we anticipate buying longer-term bonds to lock in higher yields.

     Energy costs were also a major story during 2005. Energy prices have been rising as world demand has escalated. Counties such as China and India have experienced tremendous economic growth creating greater demand for energy in their business and consumer markets. We anticipate that global demand will continue to grow keeping pressure on energy costs for the foreseeable future. Despite the economic impact of higher energy prices, we believe the low inflation economy can continue to grow albeit at a more modest pace. It is important to keep in mind that higher energy costs will make alternative energy sources more attractive and, over the longer term, lessen the reliance on oil and gas as a primary fuel source.

INVESTMENT REVIEW - THE HIGHS AND LOWS

     Prudent investment management during this period of heightened market volatility required patience and discipline. Seasoned investment experience was crucial to distilling market "noise" and making sound long-term investment decisions. We continued to maintain more defensive investment strategies to manage risk while taking advantage of select buying opportunities when the market hit the lower end of its trading range in April.

     Fixed income portfolios remained defensively positioned. The risk of losing principal outweighed the potential for gain from owning long-term bonds. In general, high-quality fixed income securities remained in limited supply which forced price up and yields down. When possible, we added positions in higher yielding, high-quality corporate bonds and preferred stocks. We also added positions in intermediate-term government agency notes for additional income and capital appreciation potential.

LOOKING AHEAD

     The U.S. economy is healthy. Near-term inflationary pressures are expected to remain modest. GDP growth should continue for the foreseeable future although we do expect the pace of the economic expansion will moderate to between 3.0% and 3.5% by year-end. Likewise, we anticipate corporate earnings and profit growth will remain solid while slowing to a more moderate and sustainable pace. The market will likely remain trading range bound in response to moderating economic and profit growth. Once the Fed concludes its current series of interest rate increases, we anticipate that the equity markets will move up to new trading bands. In this volatile environment, careful stock selection and a disciplined investment strategy will remain key to managing risk and achieving long-term investment goals. We wish to express our appreciation for the trust and privilege you continue to place with us in managing your investments.

Sincerely,

/s/ George A. Henning

George A. Henning

                                                 PACIFIC ADVISORS
                                                      Government Securities Fund

INVESTS PRIMARILY IN FIXED-INCOME SECURITIES GUARANTEED BY THE U.S. GOVERNMENT OR ITS INSTRUMENTALITIES. THE FUND MAY ALSO INVEST IN OTHER INCOME-PRODUCING INSTRUMENTS, INCLUDING DIVIDEND-PAYING COMMON STOCKS, FOR INCOME AND CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGER
THOMAS H. HANSON

FOR THE SIX MONTHS ENDED JUNE 30, 2005, THE FUND HAD A TOTAL RETURN OF 1.16% FOR CLASS A SHARES, AND 0.86% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), RETURNED 1.62% DURING THE SAME PERIOD.

Q    WHAT WAS THE TREND IN LONG-TERM INTEREST RATES DURING THE FIRST SIX MONTHS?

A    Yields on intermediate and longer-term government securities remained relatively low. Insatiable demand for U.S. government securities allowed the U.S. government to continue financing longer-term debt without raising rates.

     U.S. government securities are generally considered one of the safest and therefore most desirable investments in the world. Much of the demand comes from foreign governments and investors which purchase nearly 60% of newly issued treasury notes. Growing trade surpluses in developing countries such as China and India left these countries with extra dollars to invest. In turn, their demand for U.S. government securities increased. Additionally, volatility and limited performance in the corporate bonds and equity markets made U.S. government securities even more attractive to investors.

Q    WHAT CHALLENGES DID THIS TREND CREATE?

A    The Federal Reserve has raised short-term interest rates by 2.5% over the past year. Typically, this would produce a similar rise in long-term interest rates. Instead, the growing demand for U.S. government securities kept long-term interest rates in a relatively tight trading channel. The benchmark 10-year T-Bond fluctuated between 3.89% and 4.64% during the first six months of the year.

     This volatility increased the interest rate risk on longer term bonds. While longer-term bonds offered slightly higher yields, they also carried a greater risk for capital depreciation. For example, an interest rate increase as small as 0.50% can result in a 10% drop in a long-term bond's value.

Q    DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO IN 2005?

A    In this higher risk environment, we remained focused on protecting capital.
We made only minor changes to the Fund's portfolio over the past six months. We managed interest rate risk by maintaining a relatively short average maturity between 5 and 7 years. Investments remained concentrated in government agency bonds, such as Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation). Agency paper offered slightly better yields than treasury notes without a corresponding increase in risk. We maintained a smaller portion of the portfolio in equities as stock market volatility continued to afford few attractive and appropriate investments.

Q    WHAT SETS THE FUND APART FROM ITS PEERS?

A    We focus on PROTECTING PRINCIPAL and seeking TOTAL RETURN. Our investment strategy focuses on preserving capital, providing income, and seeking capital appreciation in a risk appropriate manner. Our TOTAL RETURN emphasis avoids the focus on YIELD which, during periods of rising interest rates, risks losing principal and eroding earning power.

     We ACTIVELY MANAGE our bond investments to preserve capital. Most government securities funds evenly distribute their investments across a range of maturities. This passive strategy limits the fund's ability to manage interest rate risk. By contrast, we identify an optimal maturity range based on current market and economic conditions. We concentrate the Fund's holdings in securities within this range which offer the greatest yield at the most appropriate level of risk for a conservative investor. We may also invest up to 20% of the portfolio in high-quality, income producing blue chip stocks to provide the opportunity for additional income and growth and protect against the effects of inflation.

Q    DO YOU EXPECT TO SEE A DRAMATIC RISE IN LONG-TERM RATES BEFORE THE END OF
THE YEAR?

A    A dramatic rise in long-term rates will

----------
(1) The Lehman Intermediate Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

mostly likely come about ONLY if we see a significant increase in inflation or a marked decrease in the demand for U.S. government securities by foreign investors. Based on current data, we don't expect either of these changes to occur in the immediate future. However, rising energy prices and inflationary concerns will likely produce a modest rise in long-term rates during the coming months. Early next year, the U.S. government will begin selling 30 year Treasury bonds. It is difficult to project the impact that the longer term bonds will have on interest rates. However, we do expect demand to be strong as pension plans and other long term investors use these bonds to match their future asset and liability requirements.

     As we mentioned earlier, the potential of even a modest rise in rates can significantly increase the risk of a price decline in long-term bonds. Interest rate changes typically occur in a short period of time. A sustained rise in rates is often only apparent in hindsight. By the time a sustained rise is confirmed, long-term bond holders have often missed the opportunity to limit their losses.

Q    DO YOU ANTICIPATE MAKING ANY SIGNIFICANT CHANGES TO THE PORTFOLIO?

A    Near-term, we expect to make few changes to the maturity mix and composition between government and agency bonds holdings. We will maintain a shorter average maturity in light of increasing interest rate risk. Investments will remain concentrated in government agency securities which should continue to provide relatively more attractive yields.

     Improved equity market performance would prompt us to modestly increase equities holdings. We expect more opportunities in the last half of the year to add to the Fund's total return through investment in high-quality, dividend paying common stocks. Protecting principal and managing through this period of growing interest rate risk will remain our primary focus during the second half of the year.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns do not take into account the maximum 4.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end call (800) 989-6693.

[CHART]

PORTFOLIO HOLDINGS AS OF 06/30/05 (Based on Total Investments)

1.   U.S. GOVERNMENT AGENCIES                 86.76%
2.   PREFERRED STOCK                           6.26%
3.   EQUITIES                                  5.56%
4.   CASH AND CASH EQUIVALENTS                 1.42%

EXPENSE EXAMPLES

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within sixty days of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within sixty days of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     BEGINNING         ENDING          EXPENSES PAID
                                                   ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD
                                                     01/01/05         06/30/05     01/01/05 - 06/30/05(3)
---------------------------------------------------------------------------------------------------------
CLASS A SHARES
Actual                                               $  1,000        $  1,011.60          $  9.23
Hypothetical (5% return before expenses)             $  1,000        $  1,024.79          $  9.29

CLASS C SHARES
Actual                                               $  1,000        $  1,008.60          $ 12.95
Hypothetical (5% return before expenses)             $  1,000        $  1,024.79          $ 13.05

----------
(3) Expenses are equal to the Fund's annualized expense ratio of 1.85% for Class A shares and 2.60% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

                                                     PACIFIC ADVISORS
                                                          Income and Equity Fund

INVESTS PRIMARILY IN INVESTMENT-GRADE, FIXED-INCOME SECURITIES. THE FUND MAY ALSO INVEST IN STOCKS FOR LONG-TERM CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
STEPHEN K. BACHE, CFA

FOR THE SIX MONTHS ENDED JUNE 30, 2005, THE FUND RETURNED - 0.23% FOR CLASS A SHARES, AND - 0.54% FOR CLASS C SHARES. THE FUND'S BENCHMARKS, THE S&P 500(1) AND THE LEHMAN INTERMEDIATE CORPORATE BOND INDEX(2), RETURNED, 1.50% AND - 0.81%, RESPECTIVELY.

Q    WHAT IS THE FUND'S PRIMARY INVESTMENT OBJECTIVE?

A    The Income and Equity Fund is designed to meet the investment needs of a more conservative investor who is risk averse. This type of investor comes in all shapes and sizes, but is often a retiree who has limited income and cannot tolerate significant investment losses. Capital preservation and safety are paramount to this Fund which is why we seek to effectively manage risk and volatility.

     Having said that, another inherent risk is the erosion of capital through inflation and taxes. This Fund provides a hedge against inflation and taxes by selecting a core holding of high quality equities and bonds that seek to preserve the principal investment while providing the opportunity for capital appreciation.

Q    WHAT ARE THE MOST COMMON MISCONCEPTIONS ABOUT THE EQUITY AND BOND MARKETS?

A    An investor buying a bond is essentially making a loan to that company or government entity. Government and corporate bonds are usually fairly straight-forward in that they are issued with pre-determined rates of return on each "loan" as well as a maturity date (the date upon which the principal or "loan amount" is paid back).

     A common misconception in owning bonds is that they are always stable, passive investments that do not require monitoring or managing. In fact, bonds change in value each day due to changes in interest rates. Close monitoring of interest rates is required to manage the proper selection of bonds to provide income while reducing price volatility. The truth is that successful bond investing DOES require on-going management.

     Unlike a bond, a stock holder buys an ownership portion, OR SHARE, of a company. Each shareholder has a right to a portion of the earnings distributed by the company as dividends and a right to share in the assets of the company. Since the value of those earnings and the value of the company are not guaranteed, there is more risk in owning stock.

     A common misconception is that all stocks carry significant risk and price volatility. Many stocks have a long history of steady dividend payments and relative price stability. Additionally, recent changes in federal tax laws have increased the importance of dividend payments to shareholders. As a result, investors can benefit from owning companies which pay attractive dividend rates and have lower price volatility. Owning stocks can boost income without adding significant risk to the shareholder.

Q    HOW IS RISK MANAGED IN THE FUND?

A    Investors often overlook the effects of inflation. In essence, inflation is the guarantee that your buying power will erode over time. In order to mitigate this guaranteed risk, the Fund focuses on achieving better-than-average returns while maintaining safety.

     For example, when investors place their money into no-risk or low-risk investments, such as savings accounts, CDs, or money market funds, they receive a predictable, steady yield. But, the trade-off for that safety is the reality that their income will never outpace inflation and taxes.

     The Income and Equity Fund seeks to provide reliable returns that are similar to that of a savings account or money market, but it doesn't stop there. It also takes the next step and seeks capital appreciation, when appropriate, to help ward off the effects of inflation.

----------
(1) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
(2) The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

     To accomplish this, we first look at the overall market trends to evaluate market volatility and economic momentum. During periods of market volatility, we reduce our exposure to bonds and equities. We focus on stocks which pay dividends or which have low price volatility. We concentrate on higher quality bonds and, in periods of rising interest rates, shorter maturity bonds. Throughout all market conditions, we carefully select high-quality government bonds, investment grade U.S. corporate bonds and dividend-paying blue-chip stocks.

Q    HOW DID THE FUND MEET THE MAJOR RISKS IN THE FIRST HALF OF THE YEAR?

A    For bonds, interest rates were the ongoing challenge. For equities, market volatility created many hurdles. In keeping with the goal of this Fund, protection of capital and risk management remained the top priority. The portfolio mix was adjusted to increase the fixed income holdings to approximately 70 percent of the portfolio. We maintained a solid mix of high-quality corporate bonds, Government and Government Agency bonds, and preferred stocks. To minimize the risk of price depreciation, the average maturity of the bond portfolio was kept at approximately five to seven years.

     Equities comprised about 23 percent of the Fund. While the top 10 equity holdings remained the same through this period, the overall equity holdings were constantly re-evaluated, added to, and pruned for maximum performance. The equity market didn't offer superior opportunities to add new names which would fit into the investment philosophy of the Fund.

Q    WHY DID YOU INVEST A GREATER PORTION OF THE FUND IN GOVERNMENT AGENCIES?

A. Compared with the U.S. Treasuries and corporate bonds, U.S. Government Agencies have offered a valuable alternative. The current economic environment has allowed corporate America to refinance its existing debt. Consequently, many corporations have had little need to issue new bonds. The majority of corporate America is sitting on large cash reserves which they have used to fund most of their major corporate expenditures. These factors have led to a limited supply of higher yielding corporate bonds. And, an increase in cash reserves has created an environment of improved shareholder value through higher dividend payments, increased mergers & acquisition activity, and stock repurchases.

     Interest rates and inflation have remained low for a longer period than normal. There are several reasons for this: a lingering effect of the post Y2K spending slowdown; the recession following 9/11; the impact on businesses of the Sarbanes-Oxley reforms as well as an overall conservative approach to debt. Many corporations, having accumulated cash, have been reluctant to expand their businesses through debt financing. Instead, many have been buying back stock or making acquisitions with offers of cash and/or stock.

     U.S. Government Treasury Notes and Bonds have been in high demand from virtually every developed country. This demand has led to a limited supply and kept interest rates low. As a consequence, U.S. Government Treasuries have not offered a competitive return over other Government or corporate debt issues. This left a new opening for U.S. Government Agencies, such as investments in Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation) which pay higher interest rates than U.S. Treasuries for similar maturity dates. These investments have benefited the Fund by providing better yields without significantly increasing risk.

Q    DO YOU EXPECT SIGNIFICANT CHANGES IN THE BOND AND EQUITY MARKETS IN THE
COMING MONTHS?

A. We see the foundation for solid, although uneven, economic and market growth. Inflation should remain moderate. These factors are expected to provide a lift for both markets.

     For bonds, a modest rise in long-term rates will provide better yields; although we expect they will still be somewhat limited. As interest rates peak, the economic climate should provide opportunities for capital appreciation

     For equities, a much-needed catalyst for sustained upward momentum is necessary before the market can break through its restricted, yet volatile trading range. Perhaps several more months, or even years, will need to play out before the conditions allow the market to once again find a solid footing with continued, sustainable momentum.

Q    HOW WILL YOU MANAGE THE FUND'S INVESTMENTS IN THE LAST HALF OF THE YEAR?

A. As always, we will remain sensitive to managing risk. This has been, and will continue to be, the cornerstone of the Fund's investment policy. For the fixed income portion of the portfolio, we will continue use shorter-term maturities until the Fed signals it is ready to end its increases to interest rates. Consequently, we will await better yield opportunities on long bonds before extending the Fund's average maturity.

     We expect the equity market to show improved performance, although volatility will likely persist. Judiciously, we may increase the equity allocation up towards 25 to 30 percent of the portfolio to take advantage of positive economic conditions. This increase in equities will help position the Fund for improved total return opportunities while keeping risk to a minimum.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns do not take into account the maximum 4.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end call (800) 989-6693.

[CHART]

PORTFOLIO HOLDINGS AS OF 06/30/05 (Based on Total Investments)

1.   CORPORATE BONDS                         53.50%
     EQUITIES                                22.48%
2.     Financials                             7.79%
3.     Other Equities                        14.69%
4.   U.S. GOVERNMENT AGENCIES                15.94%
5.   PREFERRED STOCK                          4.51%
6.   CONVERTIBLE CORPORATE BONDS              2.03%
7.   CASH AND CASH EQUIVALENTS                1.54%

EXPENSE EXAMPLES

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within sixty days of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within sixty days of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    BEGINNING          ENDING          EXPENSES PAID
                                                  ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD
                                                     01/01/05         06/30/05     01/01/05 - 06/30/05(4)
---------------------------------------------------------------------------------------------------------
CLASS A SHARES
Actual                                               $  1,000        $    997.70          $  9.66
Hypothetical (5% return before expenses)             $  1,000        $  1,024.79          $  9.79

CLASS C SHARES
Actual                                               $  1,000        $    994.60          $ 13.35
Hypothetical (5% return before expenses)             $  1,000        $  1,024.79          $ 13.56

----------
(4) Expenses are equal to the Fund's annualized expense ratio of 1.95% for Class A shares and 2.70% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

PACIFIC ADVISORS
         Balanced Fund

INVESTS PRIMARILY IN LARGE AND MEDIUM CAP COMMON STOCKS WITH AT LEAST 25% OF THE ASSETS INVESTED IN FIXED-INCOME SECURITIES.

INTERVIEW WITH PORTFOLIO MANAGER
STEPHEN K. BACHE, CFA

FOR THE SIX MONTHS ENDED JUNE 30, 2005, THE FUND RETURNED 1.27% FOR CLASS A SHARES, AND 0.93% FOR CLASS C SHARES. THE FUND'S BENCHMARKS, THE S&P 500(1) AND THE LEHMAN INTERMEDIATE CORPORATE BOND INDEX(2), RETURNED, 1.50% AND - 0.81%, RESPECTIVELY.

Q    WHAT WERE THE PRIMARY MARKET CHALLENGES IN THE FIRST HALF OF THE YEAR?

A    There was heightened ambiguity in two specific areas - interest rates and inflation. These factors created a nervous stock market environment, despite solid data showing that economic growth was occurring at a measured pace.

     "Three steps and a stumble" was the mantra for the period. Just as the market started to gain momentum, it would be tripped by an interest rate increase. Shareholder anxiety ran high and translated into sluggish, almost anemic trading activity.

     Even as most the economic indicators pointed to continued growth, investors appeared to have gone on strike. The market couldn't sustain a rally. Specifically for stocks, the challenge was a tightly restricted, more volatile, "trading range" market which yielded limited results. In response, investors redoubled their efforts in search for higher returns. They kicked up their tolerance for risk and began chasing riskier investments such as real estate and hedge funds.

     For bonds, there was a curious detachment between short and long-term interest rates. Long-term rates essentially stood still while short-term rates increased. This relationship surprised even Federal Reserve Chairman Alan Greenspan who referred to this disconnect as the "great conundrum."

     Additionally, the supply of bonds was unable to keep up with demand. U.S. Government bonds are arguably the most desired investment anywhere on the globe. Throughout the first half of the year, China, and other Asian and European countries had two powerful assets: strong currency values and excess American dollars from their trade surpluses. They reinvested large amounts of their surplus cash back into the United States through their purchase of U.S. Government Bonds. The high demand for these bonds helped to keep long-term interest rates low despite increases in short-term rates by the Federal Reserve.

Q    IT HAS BEEN SAID THAT MANAGING A BALANCED FUND IS LIKE MANAGING TWO
SEPARATE FUNDS. DO YOU AGREE?

A    Yes. This Fund is a demonstration of the strength of diversification. In order to effectively manage risk while seeking an above average return, it's critical to employ separate and distinct investment strategies for each portfolio within the overall Fund.

     I've managed the Balanced Fund since 1994, and I'm always wearing two hats: one for bonds; the other for equities. The bond and equity markets can be polar opposites, which make them excellent counterbalances for one another.

     Stock and bond performance are both linked to interest rates, but that's where the similarities end. Higher interest rates translate into greater bond yields. The opposite is true in stocks, which typically decline, but in an unpredictable, chaotic fashion. Our strategy positions the bond holdings to provide a predictable, stable revenue stream and to lower overall portfolio volatility. Equities are used to generate capital appreciation and provide a hedge against inflation and taxes.

     These counterbalanced portfolios create a "steady as she goes" result. The Fund is not designed to ride the waves, but rather to be a safe, solid cornerstone to any investment plan. Its objective is to adapt to changing economic events in a manner which will provide steady growth with limited volatility.

----------
(1) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
(2) The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

Q    HOW DID YOU ACHIEVE A SOLID TOTAL RETURN IN SUCH A VOLATILE MARKET?

A    Diversification and a proper asset allocation mix were central to the
Fund's solid returns. We continually monitor the asset allocation mix between equities and bonds. When new economic information suggests a shift in the current trend of the market, the Fund is adjusted. Recognizing the economy would continue to grow, the equity portion of the Fund was increased modestly. This continued to position the Fund for greater growth potential while protecting the core assets with lower risk bond holdings.

     Before moving into more equities, we sought data from several sources to provide confirmation that economic growth would remain strong. To protect capital and maintain lower volatility, equity investments were focused on high-quality companies in a variety of businesses with proven track records. I avoided overweighting any specific market sector to limit risk.

     On the bond side, I continued to increase the short-term holdings. As mentioned earlier, short-term interest rates rose, but long-term interest rates did not. While long term bonds did produce marginally higher yields, the risk to capital far outweighed the potential rewards. When interest rates are going up, I stay short to protect principal. When interest rates near a peak in the cycle, I invest in longer term bonds to lock in higher yields. That way, as the cycle changes and interest rates decline, the Fund can benefit from both higher yields and appreciation of the bonds.

Q    WHERE DID YOU UNCOVER EQUITY OPPORTUNITIES IN THE FIRST HALF OF 2005?

A    I didn't reinvent the wheel but stayed with the solid performers and added to their positions, where appropriate. As always, the primary strategy is to: buy quality companies at deep discount.

     Case in point: Banco Latino is a solid, high-quality financial institution that does business in Central and South America. In the first half of the year, the Argentine Government announced that it would default on its bonds, and then renegotiate with its bond holders to buy them back at a small percentage of their original value. The market began to sell the stocks of South and Central American companies on the assumption that they would have significant losses in their bond portfolios.

     Rather than simply avoiding this potential investment opportunity, I examined Banco Latino's holdings in Argentine Government bonds. I determined that, while it would have a negative impact, the equity markets had overreacted and that this would be an attractive investment for the Fund. I bought shares at an incredibly deep discount; almost 90 percent discount, and continued to pick up additional shares as its price began to rise.

     The stock has since bounced back to its original levels and has issued a round of dividends. This holding has performed well and continues to provide growth potential for the Fund. Let me wrap up by saying it's not always a good idea to buy when troubles arise, and that's not what I do. I carefully weigh the issues and pay particular attention to litigation risks because they are often very difficult to determine over the long term. I don't automatically stay with the crowd, or go against it. Instead, I allow careful, methodical research to point me to the best decision for the Fund.

Q    WHERE DO YOU SEE OPPORTUNITIES FOR THE BALANCED FUND IN THE REMAINDER OF
THE YEAR?

A    I see optimism in the market, which should enable the equity markets to move higher. As long-term interest rates eventually increase, we would anticipate a dampening of the real estate market, which should bring investors back into the stock market. The economic arrows are pointing toward slow, moderate growth. I'll continue to look at sectors that I expect will enjoy a more favorable climate in the future, such as pharmaceuticals.

     When there is evidence that the current action of the Federal Reserve to raise interest rates is nearing completion, then we will look to expand the fixed income position in order to take advantage of the higher rates on longer-term bonds. Until long-term interest rates move higher, the Fund will maintain its position in shorter term bonds.

     With continued economic expansion likely, the Fund will maintain a greater weighting in equities. One area of interest is the technology sector where I am researching high quality holdings that can be competitive in growth areas such as internet search engines or communications. Most likely, the Fund will also see some paring back in its retail holdings. This sector has benefited from lower interest rates but will probably see some earnings pull-back as interest rates on consumer credit starts to rise. I am and also looking for opportunities in other businesses such as telecommunications and electronics.

     We anticipate that the Fed will most likely complete its cycle of interest rate increases during this year or early next year. While energy costs will remain higher, overall inflation should be nominal. While it is difficult to predict, I do believe that two things will happen: longer-term bond yields will go up. This will cause the real estate market to cool off. Reasonably modest economic growth in conjunction with historically low inflation and low interest rates should provide the catalyst for continued growth in the Fund.

     As always, my objective is to position the Fund to reap the benefits of longer-term, economic, market, and company-specific trends on the horizon. I am optimistic that the slower growing economy will continue to provide good investment opportunities while managing the risk and volatility of the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns do not take into account the maximum 5.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end call (800) 989-6693.

[CHART]

PORTFOLIO HOLDINGS AS OF 06/30/05 (Based on Total Investments)

     EQUITIES                                  61.04%
 1.  Energy                                    10.33%
 2.  Financials                                 9.61%
 3.  Industrials                                9.53%
 4.  Health Care                                9.41%
 5.  Consumer Discretionary                     6.10%
 6.  Information Technology                     5.28%
 7.  Materials                                  4.81%
 8.  Other Equities                             5.97%
 9.  CORPORATE BONDS                           34.67%
10.  CASH AND CASH EQUIVALENTS                  3.74%
11.  U.S. GOVERNMENT AGENCIES                   0.56%

EXPENSE EXAMPLES

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      BEGINNING       ENDING          EXPENSES PAID
                                                    ACCOUNT VALUE  ACCOUNT VALUE      DURING PERIOD
                                                       01/01/05      06/30/05     01/01/05 - 06/30/05(4)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Actual                                                 $ 1,000       $ 1,012.70          $ 12.63
Hypothetical (5% return before expenses)               $ 1,000       $ 1,024.79          $ 12.70

CLASS C SHARES
Actual                                                 $ 1,000       $ 1,009.30          $ 16.34
Hypothetical (5% return before expenses)               $ 1,000       $ 1,024.79          $ 16.47

----------
(4) Expenses are equal to the Fund's annualized expense ratio of 2.53% for Class A shares and 3.28% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

                                                   PACIFIC ADVISORS
                                                            Growth Fund

INVESTS PRIMARILY IN COMPANIES THAT ARE A PART OF THE S&P 500 INDEX(1) OR THE NASDAQ 100 INDEX(2).

INTERVIEW WITH PORTFOLIO MANAGER
THOMAS H. HANSON

FOR THE SIX MONTHS ENDED JUNE 30, 2005, THE FUND RETURNED - 2.07% FOR CLASS A SHARES, AND - 2.44% FOR CLASS C SHARES. THE FUND'S BENCHMARKS, THE S&P 500 AND THE RUSSELL 1000(3), CHANGED - 0.81% AND 0.11%, RESPECTIVELY, DURING THE SAME PERIOD.

Q    HOW WOULD YOU CHARACTERIZE THE MARKET DURING THE FIRST HALF OF 2005?

A    The market remained event-driven and erratic in the first six months of
2005. The 2004 year-end rally stretched into the first ten days of January and then quickly dissipated. The market retreated in response to increases in short-term interest rates by the Federal Reserve, mixed earnings signals from corporate America, and a resurgence of hostilities in the Middle East. In May, market performance began to improve. Positive first quarter earnings reports, strong economic growth, and tame inflation lifted investor sentiment. Overall, however, the market remained in a "trading range" staying within a relatively narrow channel of highs and lows.

Q    HOW DID YOU MANAGE THE FUND PORTFOLIO IN THIS MARKET?

A    The Fund's long-term strategy continued to guide our investment decisions in the first half of the year. We remained focused on investing in stocks within the leading sectors and industries of the market that offered "growth-at-a-reasonable-price." The most significant change to the portfolio was an increase in cash holdings. We more than doubled the Fund's cash position in response to increased market volatility and risk. This defensive tactic helped protect gains and put the Fund in position to take advantage of new investment opportunities once market volatility subsides.

Q    WHAT SECTORS AND INDUSTRIES DID YOU TARGET?

A    In the past six months, there was little change in the sectors and industries that led the market. We added few new positions to the portfolio and took advantage of opportunities to increase existing positions. In general, we continued to concentrate investments in two types of sectors and industries. We maintained greater exposure to companies benefiting from global economic growth. This included industrial firms such as GENERAL ELECTRIC and HONEYWELL; basic commodity producers such as LOUISIANA PACIFIC and GEORGIA PACIFIC; and oil related companies such as EXXONMOBIL, APACHE CORPORATION, and BURLINGTON RESOURCES. As a counterbalance to manage risk, we also held larger positions in more defensive industries and sectors. We continued to focus primarily on the healthcare sector with investments in ST. JUDE MEDICAL, JOHNSON & JOHNSON, CAREMARK RX, and ZIMMER HOLDINGS.

     We complemented these holdings with positions in the leading stocks of other select sectors and industries. For example, APPLEBEES, the nation's largest restaurant chain; HOME DEPOT, the nation's second largest retailer; bellwether technology firms such as MICROSOFT and ORACLE; and regional telecommunications leaders such as CITIZENS COMMUNICATIONS. This kept the Fund diversified and took advantage of growth opportunities in other areas of the market.

Q    WHAT ARE THE PREVAILING MYTHS OR MISCONCEPTIONS IN THE MARKET TODAY?

A    The most prevalent misconception may be that the economy isn't growing fast enough. In fact, the economy continues to expand at a healthy, if not robust, pace. The GDP grew at an annual rate of 3.8% in the first quarter and 3.4% in the second

----------
(1) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
(2) The Nasdaq 100 Stock Index is an unmanaged, market capitalization weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses.
(3) The Russell 1000 Stock Index is an unmanaged, market capitalization weighted measure of stock market performance. It contains the stocks of the 1,000 largest publicly traded companies within the Russell 3000 Index. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of capital gains, management fees, or expenses.

quarter. This rate exceeds the benchmark for positive growth of 2.5% to 3.0% as well as the historical average GDP growth rate of 2.5%(4).

     Economic growth always becomes more moderate as the economy transitions from a recovery to an expansionary phase. It is important to remain focused on the long-term outlook and not to become impatient with a more uneven pace of economic growth. The economy and individual companies can typically sustain moderate growth much longer than unbridled growth. This creates an attractive long-term outlook for the economy, and, by extension, for growth stocks.

     The other common myth is that the market is irrational. Every market movement is a response to a stimulus. These stimuli, or concerns, however, may be considered irrational or unfounded. What may be construed as irrational behavior can be better characterized as impulsive reactions to news or "market noise."

Q    HOW DO YOU RISE ABOVE THE "MARKET NOISE" TO MAKE WISE INVESTMENT DECISIONS?

A    Today's 24-hour news cycle creates an excessive amount of "market noise."
There is "cyclical noise," such as the quarterly flurry of corporate earnings announcements, and "topical noise," such as economic, geopolitical, or company-specific events. Discipline and experience allows us to discriminate between noise and news. A good rule of thumb is to think of each headline as a single crumb, not the whole cake. The danger comes when a single bit of information is not considered in its full context.

     Initially, the market tends to react to events before weighing their real long-term implications. This can result in a sudden and significant decline for a stock, an industry, or the overall market. Such dips are not necessarily an indication to sell a particular position. If the market has overreacted to a certain bit of news, an attractive buying opportunity may be the result.

Q    GROWTH FUNDS AREN'T TYPICALLY KNOWN FOR THEIR FOCUS ON RISK MANAGEMENT. WHY
IS RISK MANAGEMENT IMPORTANT TO THIS FUND?

A    Investors often equate a growth fund with a speeding race car. Most growth funds focus primarily on producing the highest possible rate of return. They typically employ aggressive investment strategies to achieve this goal. This results in a higher degree of risk which may only be appropriate and acceptable only for highly aggressive investors.

     Our Fund seeks to provide more moderate and conservative investors with a suitable growth investment. We believe investors can take advantage of the opportunities in the growth area of the market without being overly aggressive. We manage risk by avoiding highly speculative sectors and stocks in search of companies that offer "growth-at-a-reasonable price." We also use cash as a defensive tool. The flexibility to invest a significant portion of the Fund in cash allows us to manage risk during periods of greater volatility in the market.

Q    WHAT CAN WE EXPECT FROM THE MARKET AND THE FUND IN THE NEXT SIX MONTHS?

A    We expect the market will remain in a "trading range" for the foreseeable future. This will continue to create a challenging, and at times frustrating, market environment. It can also produce valuable opportunities for disciplined and experienced investors. It is important for investors to temper unrealistic expectations for dramatic and immediate returns and seek investments that offer solid long-term growth potential.

     We believe the economy and corporate earnings will continue to grow at a moderate pace. Nevertheless, the market will likely remain in a slump until the Fed signals an end to its interest rate increases. We expect the short-term interest rate increases to end sometime in the fall which should produce a sustainable market rally.

     We believe the Fund is well positioned to capitalize on the changes in the market during the last half of the year. When we confirm a sustained upward trend in the market, we will reduce the Fund's cash position and take advantage of new investment opportunities. We expect these opportunities will continue to come primarily from the basic materials, industrial, oil, and healthcare sectors.

(4) Bureau of Economic Analysis, 2005 final and preliminary estimates, respectively. University of Washington, Economic Department, UNCERTAIN TREND OF U.S. GDP, 1998, average GDP growth from 1973 to 1997.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns do not take into account the maximum 5.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end call (800) 989-6693.

[CHART]

PORTFOLIO HOLDINGS AS OF 06/30/05 (Based on Total Investments)

    EQUITIES                                  72.49%
1.  Health Care                               22.89%
2.  Energy                                    16.71%
3.  Materials                                 12.38%
4.  Industrials                                7.07%
5.  Information Technology                     5.89%
6.  Other Equities                             7.55%
7.  CASH AND CASH EQUIVALENTS                 27.51%

EXPENSE EXAMPLES

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with three exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; and redemptions of shares acquired through dividend reinvestments; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with three exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; and redemptions of shares acquired through dividend reinvestments; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                      BEGINNING       ENDING          EXPENSES PAID
                                                    ACCOUNT VALUE  ACCOUNT VALUE      DURING PERIOD
                                                       01/01/05      06/30/05     01/01/05 - 06/30/05(5)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Actual                                                 $ 1,000       $   979.30          $ 13.01
Hypothetical (5% return before expenses)               $ 1,000       $ 1,024.79          $ 13.30

CLASS C SHARES
Actual                                                 $ 1,000       $   975.60          $ 16.65
Hypothetical (5% return before expenses)               $ 1,000       $ 1,024.79          $ 17.07

----------
(5) Expenses are equal to the Fund's annualized expense ratio of 2.65% for Class A shares and 3.40% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

PACIFIC ADVISORS
         Multi-Cap Value Fund

INVESTS IN A DIVERSIFIED PORTFOLIO OF LARGE TO SMALL CAPITALIZATION COMPANIES USING AN ACTIVELY MANAGED, VALUE-BASED INVESTMENT APPROACH.

INTERVIEW WITH PORTFOLIO MANAGER
SHELLY J. MEYERS

FOR THE SIX MONTHS ENDED JUNE 30, 2005, THE FUND RETURNED - 2.12% FOR CLASS A SHARES, AND - 2.43% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE S&P 500(1) RETURNED - 0.81% DURING THE SAME PERIOD.

Q    WHY DID THE FUND UNDER-PERFORM THE MARKET IN THE FIRST HALF OF 2005?

A    Overall market performance lagged in the first six months of the year in response to economic, earnings, and geopolitical uncertainties. A number of the companies in the Fund's portfolio were affected by increased volatility in the overall market. Market volatility had the greatest impact on small cap stocks in particular.

     We painstakingly research a company - sometimes for years - before making an investment. When we invest, we select companies that will add long-term value to the Fund over a period of 2 to 3 years. In the first half of the year, we extensively reviewed the holdings in the portfolio and confirmed their underlying values.

     One example is ENDO PHARMACEUTICALS, a pain management company with strong leadership and excellent long-term growth. Earlier in the year, Endo encountered a patent dispute over a highly anticipated product. Research confirmed the company's long-term outlook remained highly favorable even if it lost the patent dispute. As its price declined, we took the opportunity to add to the Fund's position. Endo ultimately won the patent dispute and the stock recovered adding value to the Fund.

Q    HOW DO YOU UNCOVER VALUE INVESTMENT OPPORTUNITIES?

A    We use a "bottoms-up" approach to value investing. Stock selection begins by looking at individual companies as opposed to broad industries or sectors. We search for companies with unique "stories." A "story" may be an innovative business model, a niche product, or presence in an industry with long-term growth potential and little or no competition.

     Initial interest leads to a more extensive evaluation of a company's value and long-term growth potential. Finally, we look for positive catalysts that we believe will lead to greater market recognition for the company's stock. Catalysts may include a change in management, improving financials, or broader changes in the overall economy.

     It is impossible to predict exactly when the market will reward the value in any given company. Market recognition is not always instantaneous, and in some cases, may take several quarters to materialize. In keeping with the Fund's long-term investment approach, we seek companies that we believe will add long-term value over a period of 2 to 3 years.

Q    IF A STOCK DECLINES, HOW DO YOU DETERMINE WHETHER TO SELL OR HOLD THE
POSITION?

A    In today's market, a stock can experience a significant decline in price at the first hint of negative news - whether real or perceived. A good portfolio manager must be an individual, not part of the crowd. Investment decisions must be guided by a disciplined, long-term strategy and not knee jerk reactions to market noise.

     Every long-term investment will experience periodic setbacks. Temporary declines may be the result of company-specific events or broader market conditions. When a stock declines, many questions are asked: Is the decline the result of company-specific problems? Is the company facing a temporary or long-term setback? Has the company's fundamental value changed? How quickly can the company and the stock recover?

     When companies are properly selected, they are worth holding through temporary setbacks. If our analysis confirms that a company's value and long-term prospects remain intact, we will hold the Fund's position. In some cases, we may take advantage of other's panic and add to the Fund's position at a discount.

----------
(1) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Q    WHAT ECONOMIC FACTORS ARE HAVING THE GREATEST IMPACT ON THE MARKET?

A    Interest rates and oil prices. Rising interest rates generally discourage spending resulting in slower economic growth. Higher energy costs can also create a drag on economic growth by reducing discretionary spending and stimulating inflation.

     So far, the economy has been able to absorb higher energy costs and interest rates with little impact on economic growth. The market, however, remains concerned that a continued rise in interest rates or oil prices will weaken the economy and corporate profit growth in the near future. While the market will remain sensitive to a number of other factors, interest rates and oil prices will likely continue to have the greatest impact on market performance for the foreseeable future.

Q    HOW HAVE THESE FACTORS INFLUENCED PORTFOLIO MANAGEMENT?

A    Individual company analysis ultimately guides our investment decisions.
Nevertheless, we do take broader economic conditions into consideration to manage risk and build long-term growth potential. We have limited the Fund's exposure to stocks most vulnerable to rising interest rates such as retail companies. Conversely, we also added to positions in companies that typically benefit from rising rates or are less sensitive to economic fluctuations. These include financial companies such as GOLDMAN SACHS, WASHINGTON MUTUAL, and CITIGROUP; and healthcare holdings such as PFIZER, BOSTON SCIENTIFIC, and AMGEN.

     Global demand for oil is growing faster than current supplies creating a rise in energy prices. Fueled by global economic growth, particularly in emerging economies such as India and China, the demand for oil will only continue to rise. Tapping new reserves and developing alternative fuel sources to increase supplies will take years to develop. Rising energy prices, however, have created value investment opportunities in oil and oil related companies. We have increased the Fund's exposure to this area of the market by adding to positions such as MARATHON OIL, CHEVRONTEXACO, and ROYAL DUTCH PETROLEUM.

Q    WHAT ADVICE WOULD YOU OFFER TO INVESTORS FRUSTRATED BY THE MARKET?

A    DON'T SWEAT THE DETAILS, FOCUS ON THE BIG PICTURE. Despite the day-to-day
volatility, the overall outlook for the market and the economy remains positive. Tame inflation, low interest rates, and robust spending have set the stage for the economy and corporate profits to continue growing at a healthy rate.

     TAKE A LONG-TERM APPROACH. There is no easy money, particularly in a "trading range" market. While the long-term market outlook remains favorable, the market will likely remain in a trading range for the foreseeable future. Maintaining a long-term investment strategy is the best way to manage risk and achieve your investment objectives.

     Navigating market volatility requires greater skill and discipline. Experienced portfolio managers, however, can identify solid value investments and use market volatility to acquire positions at attractive prices. We believe we have built a portfolio of solid value investments that will add long-term value to the Fund. We will continue to monitor these investments and make adjustments as necessary to keep the Fund on track to achieve long-term growth.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns do not take into account the maximum 5.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end call (800) 989-6693.

[CHART]

PORTFOLIO HOLDINGS AS OF 06/30/05 (Based on Total Investments)

           EQUITIES                           98.21%
1.  Health Care                               18.35%
2.  Energy                                    17.61%
3.  Information Technology                    16.57%
4.  Financials                                15.29%
5.  Consumer Discretionary                    11.45%
6.  Industrials                               10.28%
7.  Materials                                  6.03%
8.  Telecommunications Services                2.63%
9.  CASH AND CASH EQUIVALENTS                  1.79%

EXPENSE EXAMPLES

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      BEGINNING       ENDING          EXPENSES PAID
                                                    ACCOUNT VALUE  ACCOUNT VALUE      DURING PERIOD
                                                       01/01/05      06/30/05     01/01/05 - 06/30/05(3)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Actual                                                 $ 1,000       $   978.80          $ 13.69
Hypothetical (5% return before expenses)               $ 1,000       $ 1,024.79          $ 14.01

CLASS C SHARES
Actual                                                 $ 1,000       $   975.70          $ 17.34
Hypothetical (5% return before expenses)               $ 1,000       $ 1,024.79          $ 17.77

----------
(3) Expenses are equal to the Fund's annualized expense ratio of 2.79% for Class A shares and 3.54% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

PACIFIC ADVISORS
         Small Cap Fund

INVESTS PRIMARILY IN SMALL COMPANY STOCKS WITH A MARKET CAP BELOW $500M USING A VALUE INVESTMENT APPROACH. THE FUND FOCUSES ON COMPANIES WITH STRONG EARNINGS AND GROWTH POTENTIAL.

INTERVIEW WITH PORTFOLIO MANAGER
GEORGE A. HENNING

FOR THE SIX MONTHS ENDED JUNE 30, 2005, THE FUND RETURNED - 9.27% FOR CLASS A SHARES, AND - 9.64% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE RUSSELL 2000 STOCK INDEX(1) DECLINED - 1.25% DURING THE SAME PERIOD.

Q    WHAT CHALLENGES DID THE MARKET PRESENT IN THE FIRST HALF OF THE YEAR?

A    Growth typically becomes more uneven as the economy transitions from recovery to expansion. Investors have been uncomfortable with a more unpredictable rate of economic growth. As a result, the market has responded negatively to any news which appears to threaten economic momentum.

     Market performance lagged through April. Unseasonably bad winter weather across the nation cast a shadow over first quarter earnings expectations. In addition, rising energy prices and short-term interest rates raised concerns about the strength of consumer and business spending. May and June eventually brought data which confirmed the underlying strength in the economy. By the end of June, an upward trend in the market began to gain traction.

     Despite a positive ending, the market remained in a tight "trading range" throughout the first half of the year. Volatility increased as the market reacted - and sometimes overreacted - to economic, geopolitical, and company-specific news. Higher volatility increased investment risk. Successfully navigating these rough waters required patience, discipline, and seasoned expertise. Market conditions were frustrating in the first half of the year, but they also created valuable investment opportunities.

Q    HOW DID THE FUND RESPOND TO MARKET VOLATILITY?

A    In this environment, the market reacts first and evaluates later. Negative news often results in an immediate decline for individual stocks, broader industries, or the overall market. We take a long-term approach as opposed to jumping in and out of investments in reaction to the news of the day. It is important to stay on top of the news. But, it is even more important to step back and determine how events shape the long-term outlook for the economy; the market; and, most importantly, the individual company.

     Following the market correction in the first quarter, we took a hard look at the Fund's portfolio. Each position was evaluated based on the long-term objectives of the Fund and the long-term prospects for each individual company. Positions in companies with the least growth potential and the longest anticipated recovery were pruned or sold. We took advantage of market volatility to add several new holdings and increase existing positions in companies with the strongest growth and most timely recovery prospects.

Q    HOW DID YOU DETERMINE WHICH POSITIONS TO SELL?

A    We looked at three factors in evaluating the positions to trim or sell.

     VALUE - We invest in companies with the potential to add long-term value to the Fund. We reexamined the value of the underlying companies in the portfolio. If market reaction reflected a decline in the fundamental value of a company, we pruned or sold the Fund's position.

     RECOVERY POTENTIAL - In many cases, we believed the stock's decline reflected an overreaction by the market. Typically, it takes time for the market to correct these excesses. In recognizing that it would take longer for some positions to recover, we consequently sold these to concentrate holdings in companies with the quickest recovery prospects.

     OPPORTUNITY COST - No company achieves long-term growth without encountering a few setbacks along the way. The decision on whether to ride out a period of weaker performance is made, in part, by the existence of alternative investment opportunities. We evaluated whether potential investments offered better growth potential than our current holdings.

----------
(1) The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses.

Q    WHAT NEW INVESTMENTS DID YOU MAKE DURING THE PERIOD?

A    The market correction gave us an opportunity to invest in several promising companies at attractive prices. For example:

     ENCORE WIRE CORP., the second largest manufacturer of copper wire in U.S. As a low cost producer, Encore is less susceptible to foreign competition. The company's share price is impacted by the price of copper as well as market demand. The company's earnings dropped temporarily as copper prices declined and as they made a strategic decision to cut prices to maintain and grow market share. These events caused the stock price to fall dramatically to a point at which the Company represented a good value opportunity. In addition, the market did not factor in a new product line which will add significant growth opportunities.

     KIRBY CORPORATION, a large barge operator which specializes in shipping petrochemicals through the Mississippi River System. We had been considering Kirby as a potential investment for the past several years. A meeting with management earlier in the year confirmed our assessment of the company's value and long-term growth potential. The market correction in the first quarter gave us an opportunity to invest in Kirby at a discounted price.

     GRAFTECH INTERNATIONAL, a manufacturer of carbon and graphite specialty products for a wide variety of businesses. Graftech operates in a growing industry with little competition. The growth prospects for the company and industry led us to conclude Graftech could add long-term value to the Fund. Once again, market volatility provided the opportunity to acquire a position in this company at a bargain price.

Q    HOW DOES SELECTING SMALL CAP STOCKS DIFFER FROM SELECTING LARGER CAP
STOCKS?

A    Small cap stocks are covered by fewer analysts than large caps. Research information is limited and thorough investment analysis typically requires more extensive hands-on research by the portfolio manager. In many cases, this includes visiting a company and meeting with its management.

     A strong management team is important for a company of any size. It is one of the most important elements in assessing the long-term potential for a small company. The strength of the company's management will determine its ability to manage through short-term setbacks and achieve long-term growth

     My experience in senior management at major corporations, which included responsibility for the start up of new businesses, turn-around situations and mergers and acquisitions, provides a valuable base of information in evaluating the business plans of companies and their ability to execute those plans. Taking the time to become acquainted with companies is also critical in understanding how they operate within their industry. Thus, when companies experience setbacks, my business experience proves invaluable in assessing the situation and making investment decisions.

Q    HOW LONG WILL THIS TRADING RANGE MARKET LAST?

A    We believe the market will remain in a trading range for the foreseeable future. The big economic picture remains quite positive. Current data suggest the economy and corporate profits will continue to grow at a moderate rate. Moderate growth helps sustain an economic expansion for a longer period of time. As we've seen this year, it can also create a more challenging market environment.

     We anticipate modest performance for the overall market. The market will likely remain volatile as it responds to uneven economic data and assesses potential threats to the economy. Patience and discipline will remain paramount to achieving long-term investment objectives. We will continue to implement a disciplined investment strategy aimed at achieving long-term growth.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns do not take into account the maximum 5.75% sales charge on Class A shares and would be lower if the sales charge were included. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Small cap stocks typically have fewer financial resources and may carry higher risks and experience greater volatility than large cap stocks. For performance current to the most recent month-end call (800) 989-6693.

[CHART]

PORTFOLIO HOLDINGS AS OF 06/30/05 (Based on Total Investments)

     EQUITIES                                100.00%
1.   Industrials                              39.94%
2.   Energy                                   18.83%
3.   Consumer Discretionary                   11.91%
4.   Financials                                9.40%
5.   Information Technology                    7.81%
6.   Materials                                 6.01%
7.   Other Equities                            6.10%

EXPENSE EXAMPLES

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with three exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; and redemptions of shares acquired through dividend reinvestments; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with three exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; and redemptions of shares acquired through dividend reinvestments; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      BEGINNING       ENDING          EXPENSES PAID
                                                    ACCOUNT VALUE  ACCOUNT VALUE      DURING PERIOD
                                                       01/01/05      06/30/05     01/01/05 - 06/30/05(3)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Actual                                                 $ 1,000       $   907.30          $ 13.53
Hypothetical (5% return before expenses)               $ 1,000       $ 1,024.79          $ 14.36

CLASS C SHARES
Actual                                                 $ 1,000       $   903.60          $ 17.04
Hypothetical (5% return before expenses)               $ 1,000       $ 1,024.79          $ 18.12

----------
(3) Expenses are equal to the Fund's annualized expense ratio of 2.86% for Class A shares and 3.61% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

                   PACIFIC ADVISORS GOVERNMENT SECURITIES FUND
                            STATEMENT OF INVESTMENTS
                         as of June 30, 2005 (Unaudited)

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
COMMON STOCK
INFORMATION TECHNOLOGY

SYSTEMS: SOFTWARE

      5,000.000   MICROSOFT                                                    124,200.00         1.52

TELECOMMUNICATION SERVICES

INTG TELECOMM SRVCS

     15,000.000   CITIZENS COMMUNICATIONS CO.                                  201,600.00         2.47

UTILITIES

ELECTRIC UTILITIES

      2,000.000   PPL CORPORATION                                              118,760.00         1.45

TOTAL COMMON STOCK (Cost: $428,389.80)                                         444,560.00         5.44

US GOVT SECURITIES
US GOVERNMENT AGENCY

    600,000.000   FED HOME LN MTG CORP 5.00% 12/23/11                          602,863.20         7.38
    250,000.000   FED HOME LN MTG CORP 5.00% 12/29/11                          250,704.00         3.07
     25,000.000   FED HOME LN MTG CORP 5.00% 01/17/12                           25,014.67         0.31
    100,000.000   FED HOME LN MTG CORP 5.25% 04/25/12                          100,465.70         1.23
    200,000.000   FED HOME LN MTG CORP 5.05% 04/27/12                          201,325.20         2.46
    150,000.000   FED HOME LN MTG CORP 5.15% 02/20/13                          150,302.40         1.84
     50,000.000   FED HOME LN MTG CORP 5.20% 05/09/13                           50,082.70         0.61
    135,000.000   FED HOME LN MTG CORP 5.125% 05/13/13                         135,235.17         1.65
    250,000.000   FED HOME LN MTG CORP 5.00% 05/29/13                          250,312.50         3.06
    100,000.000   FED HOME LN MTG CORP 5.45% 08/09/13                          100,187.00         1.23
    100,000.000   FED HOME LN MTG CORP 5.33% 09/03/13                          100,282.50         1.23
     50,000.000   FED HOME LN MTG CORP 5.25% 02/18/14                           50,008.95         0.61
    225,000.000   FED HOME LN MTG CORP 5.125% 03/10/14                         225,458.33         2.76
    100,000.000   FED HOME LN MTG CORP 5.625% 08/12/14                         100,224.10         1.23
    250,000.000   FED HOME LN MTG CORP 5.50% 09/22/14                          250,052.25         3.06
    218,000.000   FED HOME LN MTG CORP 5.25% 12/01/14                          217,593.65         2.66
     50,000.000   FED HOME LN MTG CORP 5.50% 12/30/14                           50,010.75         0.61
     65,000.000   FED HOME LN MTG CORP 5.35% 01/27/15                           65,506.35         0.80
     45,000.000   FED HOME LN MTG CORP 5.35% 02/05/15                           45,061.96         0.55
     50,000.000   FED HOME LN MTG CORP 5.50% 01/28/16                           50,010.25         0.61
     50,000.000   FED HOME LOAN BANK 4.55% 06/30/08                             50,000.00         0.61
     70,000.000   FED HOME LOAN BANK 4.30% 05/05/09                             69,971.79         0.86
     37,500.000   FED HOME LOAN BANK 4.55% 05/26/09                             37,504.58         0.46
     50,000.000   FED HOME LOAN BANK 4.32% 08/27/09                             49,981.90         0.61
    100,000.000   FED HOME LOAN BANK 5.17% 04/21/10                            100,412.50         1.23
     50,000.000   FED HOME LOAN BANK 5.375% 07/01/11                            50,000.00         0.61
    215,000.000   FED HOME LOAN BANK 5.35% 05/09/12                            215,371.52         2.64
    180,000.000   FED HOME LOAN BANK 5.09% 10/22/12                            180,029.34         2.20
    100,000.000   FED HOME LOAN BANK 5.00% 12/03/12                            100,167.90         1.23
     44,912.281   FED HOME LOAN BANK 5.24% 12/17/12                             44,920.51         0.55

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
US GOVT SECURITIES CONTINUED

    536,363.640   FED HOME LOAN BANK 5.35% 12/24/12                            536,468.78         6.56
    100,000.000   FED HOME LOAN BANK 5.30% 12/03/13                            100,015.70         1.22
    100,000.000   FEDERAL NATL MTG ASSOC. 5.00% 03/30/10                       100,913.30         1.23
    100,000.000   FEDERAL NATL MTG ASSOC. 5.00% 10/20/11                       100,326.50         1.23
     30,000.000   FEDERAL NATL MTG ASSOC. 5.625% 02/28/12                       30,744.54         0.38
     50,000.000   FEDERAL NATL MTG ASSOC. 5.00% 03/23/12                        50,120.80         0.61
     75,000.000   FEDERAL NATL MTG ASSOC. 5.50% 07/18/12                        75,073.95         0.92
     48,000.000   FEDERAL NATL MTG ASSOC. 4.00% 08/23/12                        48,023.52         0.59
    200,000.000   FEDERAL NATL MTG ASSOC. 5.00% 08/24/12                       200,272.20         2.45
    300,000.000   FEDERAL NATL MTG ASSOC. 5.25% 12/26/12                       302,085.60         3.70
     50,000.000   FEDERAL NATL MTG ASSOC. 5.25% 01/28/13                        50,059.00         0.61
     75,000.000   FEDERAL NATL MTG ASSOC. 5.00% 02/27/13                        74,982.30         0.92
     50,000.000   FEDERAL NATL MTG ASSOC. 5.125% 02/27/13                       50,093.45         0.61
    100,000.000   FEDERAL NATL MTG ASSOC. 5.50% 10/15/13                       100,052.00         1.22
    300,000.000   FEDERAL NATL MTG ASSOC. 5.25% 01/21/14                       300,100.20         3.67
    100,000.000   FEDERAL NATL MTG ASSOC. 5.25% 02/13/14                        99,709.20         1.22
    150,000.000   FEDERAL NATL MTG ASSOC. 5.50% 06/09/15                       150,146.70         1.84
    112,000.000   FEDERAL NATL MTG ASSOC. 5.75% 11/07/17                       112,732.14         1.38
    535,000.000   FEDERAL NATL MTG ASSOC. 5.25% 01/28/13                       535,631.30         6.55

TOTAL US GOVT SECURITIES (Cost: $6,927,695.27)                               6,936,612.85        84.87

PREFERRED STOCK
FINANCIALS

CONSUMER FINANCE

      2,000.000   HSBC FINANCE CORP. 6.36% PFD                                  50,000.00         0.61

DIVERSIFIED BANKS

      5,000.000   ROYAL BK OF SCOTLAND 6.35% PFD N                             126,850.00         1.55

LIFE/HEALTH INSUR

      5,000.000   METLIFE INC. 6.50% PFD                                       125,900.00         1.54

REGIONAL BANKS

      7,600.000   FIRST BANCORP PUERTO RICO 7.40% PFD C                        197,600.00         2.42

TOTAL PREFERRED STOCK (Cost: $501,017.00)                                      500,350.00         6.12

SHORT TERM INVESTMENTS
MONEY MARKET

     113,800.65   UMB MONEY MARKET FIDUCIARY                                   113,800.65         1.39

TOTAL SHORT TERM INVESTMENTS (Cost: $113,800.65)                               113,800.65         1.39

TOTAL INVESTMENTS (COST: $7,970,902.72)                                      7,995,323.50        97.82

OTHER ASSETS LESS LIABILITIES                                                  177,916.77         2.18

TOTAL NET ASSETS                                                             8,173,240.27       100.00

* Non-income producing.

** The principal amount is stated in U.S. dollars unless otherwise indicated.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                     PACIFIC ADVISORS INCOME AND EQUITY FUND
                            STATEMENT OF INVESTMENTS
                         as of June 30, 2005 (Unaudited)

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
COMMON STOCK
CONSUMER DISCRETIONARY

DISTRIBUTORS

      2,000.000   GENUINE PARTS CO                                              82,180.00         0.69

HOME IMPROVEMENT

      1,000.000   HOME DEPOT, INC.                                              38,900.00         0.33

ENERGY

INTEGRATED OIL & GAS

      1,000.000   BRITISH PETROLEUM                                             62,380.00         0.52
      1,000.000   MARATHON OIL CORP                                             53,370.00         0.45

OIL&GAS REF/MKT/TRAN

      1,000.000   EL PASO ENERGY CORPORATION                                    11,520.00         0.10

OIL & GAS EXPLR/PROD

      1,000.000   BURLINGTON RESOURCES INC.                                     55,240.00         0.46

FINANCIALS

DIVERSIFIED BANKS

      2,000.000   BANK OF AMERICA                                               91,220.00         0.77
      2,000.000   WACHOVIA CORP                                                 99,200.00         0.83

MULTI LINE INSURANCE

      1,000.000   AMERICAN INT'L GROUP INC.                                     58,100.00         0.49

PROPERTY & CAS INSUR

        500.000   CHUBB CORP.                                                   42,805.00         0.36

REAL ESTATE INV TRST

     11,500.000   HOSPITALITY PROPERTIES                                       506,805.00         4.26

REGIONAL BANKS

      1,000.000   WILMINGTON TRUST CO                                           36,010.00         0.30

THRIFTS&MTG FINANCE

      2,000.000   WASHINGTON MUTUAL                                             81,380.00         0.68

HEALTH CARE

PHARMACEUTICALS

      3,000.000   JOHNSON & JOHNSON                                            195,000.00         1.64
      2,500.000   PFIZER INC.                                                   68,950.00         0.58

INDUSTRIALS

AEROSPACE & DEFENSE

      2,000.000   HONEYWELL INTERNATIONAL INC.                                  73,260.00         0.62

INDUSTRIAL CONGLOMER

      5,000.000   GENERAL ELECTRIC                                             173,250.00         1.46
      2,000.000   TYCO INTERNATIONAL LTD.                                       58,400.00         0.49

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
COMMON STOCK CONTINUED
INFORMATION TECHNOLOGY

SYSTEMS: SOFTWARE

      5,000.000   MICROSOFT                                                    124,200.00         1.04

MATERIALS

ALUMINUM

      1,000.000   ALCOA INC.                                                    26,130.00         0.22

DIVERSIFIED CHEMICAL

      1,000.000   E.I. DUPONT DE NEMOURS & CO.                                  43,010.00         0.36

DIVERSIFD METAL/MNG

      1,000.000   FREEPORT MCMORAN                                              37,440.00         0.31
      1,000.000   PHELPS DODGE CORP.                                            92,500.00         0.78

GOLD

      1,000.000   ANGLOGOLD LTD                                                 35,730.00         0.30

SPECIALTY CHEMICALS

      2,000.000   INTL. FLAVORS AND FRAGRANCES                                  72,440.00         0.61

PAPER PRODUCTS

      1,000.000   INTERNATIONAL PAPER                                           30,210.00         0.25

TELECOMMUNICATION SERVICES

INTG TELECOMM SRVCS

     15,000.000   CITIZENS COMMUNICATIONS CO.                                  201,600.00         1.70
      1,000.000   SBC COMMUNICATIONS                                            23,750.00         0.20

UTILITIES

MULTI UTILITIES/POWR

      1,000.000   DOMINION RESOURCES                                            73,390.00         0.62
      1,000.000   DUKE ENERGY CORP.                                             29,730.00         0.25
      1,000.000   PUBLIC SERVICE ENTERPRISE GROUP INC                           60,820.00         0.51

TOTAL COMMON STOCK (Cost: $2,523,689.00)                                     2,638,920.00        22.18

CORPORATE BONDS
CONSUMER DISCRETIONARY

BROADCAST & CABLE TV

    519,000.000   LIBERTY MEDIA CORP 7.75% 07/15/09                            551,572.96         4.64

GENL MERCHANDISE STR

    435,000.000   DAYTON HUDSON CO. 8.60% 01/15/12                             536,888.75         4.52

HOTELS, RESORTS

    160,000.000   MARRIOTT CORP 9.375% 06/15/07                                171,063.52         1.44

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
CORPORATE BONDS CONTINUED
CONSUMER STAPLES

BREWERS

    188,000.000   ANHEUSER-BUSCH 7.25% 09/15/15                                195,670.02         1.64
    165,000.000   ANHEUSER-BUSCH 7.125% 07/01/17                               178,002.50         1.50

HYPERMKTS/SUPER CTRS

     50,000.000   WAL-MART STORES 8.00% 09/15/06                                52,194.55         0.44

PACKAGED FOODS/MEATS

    323,000.000   GERBER PRODUCTS 9.00% 10/15/06                               339,749.49         2.86

ENERGY

INTEGRATED OIL & GAS

    361,000.000   OCCIDENTAL PETROLEUM 10.125% 09/15/09                        436,029.88         3.67
    170,000.000   TEXACO CAPITAL 8.625% 06/30/10                               204,268.26         1.72

FINANCIALS

CONSUMER FINANCE

    150,000.000   GENL MOTORS ACCEPT CORP 6.125% 09/15/06                      150,107.40         1.26

DIVERSIFIED FINANCL

    371,000.000   GENERAL ELECTRIC CAP 8.125% 05/15/12                         447,871.94         3.77
     50,000.000   GENERAL ELECTRIC CAP 8.875% 05/15/09                          57,898.90         0.49

LIFE/HEALTH INSUR

     85,000.000   TRANSAMERICA CORP. 9.375% 03/01/08                            95,263.07         0.80

MULTI LINE INSURANCE

    100,000.000   AMERICAN GENERAL FIN 5.875% 12/15/05                         100,908.20         0.85

SPECIALIZED FINANCE

    118,000.000   ASSOCIATES CORP NA 7.35% 05/15/06                            121,342.11         1.02

INDUSTRIALS

CONSTRUCTION & MACH

    331,000.000   DEERE & COMPANY 8.95% 06/15/19                               384,356.87         3.23

RAILROADS & TRUCKING

    135,000.000   NORFOLK SOUTHERN CORP. 7.40% 09/15/06                        140,357.20         1.18

MATERIALS

DIVERSIFIED CHEMICAL

     25,000.000   DOW CHEMICAL CO. 5.60% 11/15/09                               25,516.65         0.21

TELECOMMUNICATION SERVICES

INTG TELECOMM SRVCS

     85,000.000   BELLSOUTH CAP 6.04% 11/15/26                                  92,417.53         0.78
    445,110.790   BELLSOUTH TELECOMMUNICATION 6.30% 12/15/15                   475,906.24         4.00

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
CORPORATE BONDS CONTINUED

     35,000.000   SBC COMMUNICATIONS 6.59% 09/29/08                             37,181.69         0.31
    135,000.000   SBC COMMUNICATIONS 7.39% 05/24/10                            150,141.33         1.26
     50,000.000   WISCONSIN BELL 6.35% 12/01/26                                 54,910.85         0.46

UTILITIES

ELECTRIC UTILITIES

    255,000.000   COMMMONWEALTH EDISON 8.00% 05/15/08                          280,693.29         2.36

GAS UTILITIES

    150,000.000   PIEDMONT NATURAL GAS 7.80% 09/29/10                          172,704.15         1.45

MULTI UTILITIES/POWR

    125,000.000   NORTHWESTERN CORP 7.10% 08/01/05                             125,236.88         1.05
     75,000.000   PENN POWER & LT 6.55% 03/01/06                                76,270.66         0.64
     15,000.000   POTOMAC ELEC. POWER 6.50% 09/15/05                            15,078.19         0.13
     94,000.000   POTOMAC ELEC. POWER 5.875% 10/15/08                           98,126.22         0.83
    375,000.000   PUB SVC ELEC & GAS 6.75% 03/01/06                            381,831.38         3.21
    128,000.000   PUB SVC ELEC & GAS 6.25% 01/01/07                            131,955.58         1.11

TOTAL CORPORATE BOND (Cost: $6,338,553.67)                                   6,281,516.26        52.83

CONVERTIBLE CORPORATE BONDS
FINANCIALS

DIVERSIFIED BANKS

     25,000.000   ABN AMRO BANK NV CNV 11.50% 10/14/05                          23,150.00         0.20
     64,000.000   ABN AMRO BANK NV CNV 9.25% 12/09/05                           56,256.00         0.47
      9,000.000   SG STRUCTURED CNV 8.00% 11/23/05                               8,964.00         0.08
     24,000.000   SG STRUCTURED CNV 10.00% 12/22/05                             24,196.80         0.20
    125,000.000   BARCLAYS BANK PLC CNV 7.00% 06/22/06                         125,000.00         1.05

TOTAL CONVERTIBLE CORPORATE BONDS (Cost: $244,765.60)                          237,566.80         2.00

US GOVT SECURITIES
US GOVERNMENT AGENCY

    100,000.000   FED HOME LN MTG CORP 4.125% 09/01/09                          99,547.00         0.84
    200,000.000   FED HOME LN MTG CORP 5.00% 12/23/11                          200,954.40         1.69
     50,000.000   FED HOME LN MTG CORP 5.00% 09/10/12                           50,007.55         0.42
    150,000.000   FED HOME LN MTG CORP 5.125% 08/06/13                         150,211.80         1.26
     33,000.000   FED HOME LN MTG CORP 5.125% 03/10/14                          33,067.22         0.28
    250,000.000   FED HOME LN MTG CORP 5.50% 09/22/14                          250,052.25         2.10
    300,000.000   FED HOME LOAN BANK 4.46% 10/28/09                            300,167.70         2.53
     40,000.000   FED HOME LOAN BANK 4.32% 08/27/09                             39,985.52         0.34
    230,000.000   FED HOME LOAN BANK 5.05% 02/14/13                            230,384.79         1.94
     41,000.000   FEDERAL NATL MTG ASSOC. 5.00% 10/05/10                        41,006.77         0.35
    100,000.000   FEDERAL NATL MTG ASSOC. 5.01% 11/10/10                       100,137.30         0.84
    100,000.000   FEDERAL NATL MTG ASSOC. 5.00% 10/20/11                       100,326.50         0.84
    100,000.000   FEDERAL NATL MTG ASSOC. 5.00% 01/27/12                       100,033.10         0.84

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
US GOVT SECURITIES CONTINUED

    100,000.000   FEDERAL NATL MTG ASSOC. 5.00% 03/23/12                       100,241.60         0.84

     75,000.000   FEDERAL NATL MTG ASSOC. 5.00% 03/11/13                        75,105.00         0.63

TOTAL US GOVT SECURITIES (Cost: $1,867,899.22)                               1,871,228.50        15.74

PREFERRED STOCK
FINANCIALS

CONSUMER FINANCE

      2,000.000   HSBC FINANCE CORP. 6.36% PFD                                  50,000.00         0.42

REGIONAL BANKS

     10,000.000   FIRST BANCORP PUERTO RICO 7.40% PFD C                        260,000.00         2.19

LIFE/HEALTH INSUR

      3,000.000   METLIFE INC. 6.50% PFD                                        75,540.00         0.63
      3,500.000   PHOENIX COMPANIES INC. 7.45% 01/15/32 PFD                     90,125.00         0.76

REAL ESTATE INV TRST

      3,700.000   PRICE LEGACY CORP. 6.82% PFD A                                54,575.00         0.46

TOTAL PREFERRED STOCK (Cost: $537,988.00)                                      530,240.00         4.46

SHORT TERM INVESTMENTS

MONEY MARKET

     236,748.30   UMB MONEY MARKET FIDUCIARY                                   180,491.84         1.52

TOTAL SHORT TERM INVESTMENTS (Cost: $180,491.84)                               180,491.84         1.52

TOTAL INVESTMENTS (COST: $11,693,387.33)                                    11,739,963.40        98.73

OTHER ASSETS LESS LIABILITIES                                                  150,670.97         1.27

TOTAL NET ASSETS                                                            11,890,634.37       100.00

* Non-income producing.

** The principal amount is stated in U.S. dollars unless otherwise indicated.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND
                            STATEMENT OF INVESTMENTS
                         as of June 30, 2005 (Unaudited)

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
COMMON STOCK
CONSUMER DISCRETIONARY

ADVERTISING

     40,000.000   INTERPUBLIC GROUP*                                           487,200.00         1.33

BROADCAST & CABLE TV

      7,200.000   LIBERTY GLOBAL*                                              336,024.00         0.92

MOVIES/ENTERTAINMENT

     10,000.000   DISNEY                                                       251,800.00         0.69
     18,000.000   TIME WARNER*                                                 300,780.00         0.82
      7,500.000   VIACOM INC                                                   240,150.00         0.66

SPECIALTY STORES

     10,000.000   HOT TOPIC INC*                                               191,200.00         0.52
     10,000.000   MICHAELS STORES INC                                          413,700.00         1.13

CONSUMER STAPLES

SOFT DRINKS

      9,000.000   CADBURY SCHWEPPES                                            344,970.00         0.94
     12,000.000   COCA-COLA                                                    501,000.00         1.37

ENERGY

INTEGRATED OIL & GAS

     12,000.000   BRITISH PETROLEUM                                            748,560.00         2.05
      6,000.000   CONOCOPHILLIPS                                               344,940.00         0.94

OIL & GAS EQUIP/SERV

      6,000.000   COOPER CAMERON*                                              372,300.00         1.02

OIL & GAS EXPLR/PROD

     20,000.000   DEVON ENERGY CORP.                                         1,013,600.00         2.77
     15,000.000   SUNCOR ENERGY INC                                            709,800.00         1.94

OIL&GAS REF/MKT/TRAN

     30,000.000   WILLIAMS COMPANIES INC.                                      570,000.00         1.56

FINANCIALS

DIVERSIFIED BANKS

     35,000.000   BANCO LATINAMERICANO DE EXPORTACIONES                        628,250.00         1.72

INSURANCE BROKERS

      6,000.000   MARSH & MCLENNAN                                             166,200.00         0.46

LIFE/HEALTH INSUR

      7,500.000   METLIFE, INC.                                                337,050.00         0.92

MULTI LINE INSURANCE

          5.000   BERKSHIRE HATHAWAY INC - CL A*                               417,500.00         1.14

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
COMMON STOCK CONTINUED

PROPERTY & CAS INSUR

      4,000.000   CHUBB CORP.                                                  342,440.00         0.94

REAL ESTATE INV TRST

     13,946.000   CATELLUS                                                     457,428.80         1.25

SPECIALIZED FINANCE

     10,000.000   MOODYS CORPORATION                                           449,600.00         1.23

THRIFTS&MTG FINANCE

      6,000.000   FED HOME LN MTG ASSOC.                                       391,380.00         1.07
      7,500.000   WASHINGTON MUTUAL                                            305,175.00         0.83

HEALTH CARE

BIOTECHNOLOGY

     16,000.000   CAMBREX CORP                                                 304,800.00         0.83

HEALTH CARE EQUIP

     12,000.000   PERKIN ELMER                                                 226,800.00         0.62

HEALTH CARE SERVICES

     20,000.000   INVERNESS MEDICAL INNOVATIONS INC*                           546,000.00         1.49

PHARMACEUTICALS

     15,000.000   BRISTOL-MYERS SQUIBB CO                                      374,700.00         1.02
      5,000.000   JOHNSON & JOHNSON                                            325,000.00         0.89
     15,000.000   MYLAN LABORATIORIES INC                                      288,600.00         0.79
     25,000.000   PFIZER INC.                                                  689,500.00         1.89
     10,000.000   PHARMACEUTICAL RESOURCES INC.*                               318,100.00         0.87
      8,000.000   WYETH                                                        356,000.00         0.97

INDUSTRIALS

AEROSPACE & DEFENSE

      7,500.000   BOEING COMPANY                                               495,000.00         1.35
     15,000.000   CUBIC CORP                                                   266,100.00         0.73

COMMERCIAL PRINTING

      5,000.000   R H DONNELLEY CORP*                                          309,900.00         0.85

DIVERSIFIED COML SRV

     15,000.000   GATX CORPORATION                                             517,500.00         1.41
      8,000.000   H & R BLOCK                                                  466,800.00         1.28

INDUSTRIAL CONGLOMER

     15,000.000   GENERAL ELECTRIC                                             519,750.00         1.42
     15,000.000   TYCO INTERNATIONAL LTD.                                      438,000.00         1.20

INDUSTRIAL MACHINERY

     10,000.000   SPX CORP.                                                    459,800.00         1.26

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
COMMON STOCK CONTINUED
INFORMATION TECHNOLOGY

APPLICATION SOFTWARE

     10,000.000   REYNOLDS & REYNOLDS                                          270,300.00         0.74

COMMUNICATIONS EQUIP

     60,316.000   LUCENT TECHNOLOGIES*                                         175,519.56         0.48
     30,000.000   NOKIA CORP - ADR A                                           499,200.00         1.36

COMPUTER STORAGE/PER

     15,000.000   SANDISK CORP.*                                               355,950.00         0.97

DATA PROCESSING SRV

      6,000.000   AUTOMATIC DATA PROCESSING                                    251,820.00         0.69

SYSTEMS: SOFTWARE

     15,000.000   MICROSOFT                                                    372,600.00         1.02

MATERIALS

DIVERSIFD METAL/MNG

      4,000.000   RIO TINTO PLC                                                487,680.00         1.33

FOREST PRODUCTS

     10,683.000   RAYONIER INC.                                                566,519.49         1.55

SPECIALTY CHEMICALS

     10,000.000   CABOT MICRO ELECTRONICS INC.*                                289,900.00         0.79
     25,000.000   GRAFTECH INTL. LTD*                                          107,500.00         0.30

STEEL

      8,000.000   RELIANCE STEEL                                               296,560.00         0.81

TELECOMMUNICATION SERVICES

INTG TELECOMM SRVCS

     30,000.000   LIBERTY MEDIA GROUP CLASS A*                                 305,700.00         0.84

UTILITIES

ELECTRIC UTILITIES

     10,000.000   ALLETE INC.                                                  499,000.00         1.36

MULTI UTILITIES/POWR

     17,500.000   DUKE ENERGY CORP.                                            520,275.00         1.42

TOTAL COMMON STOCK (Cost: $15,908,501.16)                                   22,221,921.85        60.75

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
CORPORATE BONDS
CONSUMER DISCRETIONARY

AUTO PARTS & EQUIP

    100,000.000   BORG WARNER 8.00% 10/01/19                                   121,657.00         0.33
    130,000.000   DANA CORP. 6.50% 03/01/09                                    127,578.10         0.35

HOME FURNISHINGS

    110,000.000   WHIRLPOOL CORP 9.10% 02/01/08                                121,421.85         0.33

CONSUMER STAPLES

BREWERS

    620,000.000   ANHEUSER-BUSCH 7.25% 09/15/15                                645,294.76         1.76

DISTILLERS & VINTNER

    310,000.000   SEAGRAMS & SONS 7.00% 04/15/08                               321,049.95         0.88

FOOD : RETAIL

    197,000.000   SAFEWAY INC 9.30% 02/01/07                                   209,967.92         0.57
    200,000.000   SAFEWAY INC. 7.00% 09/15/07                                  210,177.60         0.58

PACKAGED FOODS/MEATS

    794,000.000   GERBER PRODUCTS 9.00% 10/15/06                               835,173.66         2.28

ENERGY

INTEGRATED OIL & GAS

    501,000.000   ATLANTIC RICHFIELD 9.125% 03/01/11                           619,793.11         1.69
    541,000.000   ENRON OIL & GAS 6.00% 12/15/08                               565,016.07         1.54
    604,000.000   OCCIDENTAL PETROLEUM 10.125% 09/15/09                        729,534.76         1.99
    199,000.000   PHILLIPS PETE 7.125% 03/15/28                                216,064.85         0.59

OIL & GAS EXPLR/PROD

    124,000.000   DEVON ENERGY CORP. 10.125% 11/15/09                          150,110.31         0.41

OIL&GAS REF/MKT/TRAN

    325,000.000   KINDER MORGAN 6.50% 09/01/13                                 346,433.75         0.95

FINANCIALS

CONSUMER FINANCE

    250,000.000   GENL MOTORS ACCEPT CORP 5.00% 08/15/05                       249,823.50         0.68
    500,000.000   GENL MOTORS ACCEPT CORP 6.75% 01/15/06                       503,945.00         1.38
    611,000.000   GENL MOTORS ACCEPT CORP 8.75% 07/15/05                       611,447.25         1.67

DIVERSIFIED FINANCL

    269,000.000   GENERAL ELECTRIC CAP 8.125% 05/15/12                         324,737.34         0.89

LIFE/HEALTH INSUR

    435,000.000   OLD REPUBLIC INTL 7.00% 06/15/07                             456,088.80         1.25
    325,000.000   TRANSAMERICA CORP. 9.375% 03/01/08                           364,241.15         1.00

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
CORPORATE BONDS CONTINUED

SPECIALIZED FINANCE

    155,000.000   BENEFICIAL CORP. 8.40% 05/15/08                              171,679.55         0.47

HEALTH CARE

HEALTH CARE EQUIP

    380,000.000   MALLINCKRODT 6.50% 11/15/07                                  396,777.00         1.08

HEALTH CARE SUPPLIES

    368,000.000   BAUSCH & LOMB 7.125% 08/01/28                                413,365.94         1.13

MANAGED HEALTH CARE

    100,000.000   CIGNA CORP. 7.40% 05/15/07                                   105,482.30         0.29

INDUSTRIALS

CONSTRUCTION & MACH

    336,000.000   DEERE & COMPANY 8.95% 06/15/19                               390,162.86         1.07

TELECOMMUNICATION SERVICES

INTG TELECOMM SRVCS

    255,000.000   AT&T CORP 8.35% 01/15/25                                     263,287.50         0.72
    505,042.500   BELLSOUTH TELECOMMUN 6.30% 12/15/15                          539,984.38         1.48
    305,000.000   GTE HAWAIIAN TEL 7.00% 02/01/06                              308,050.00         0.84
    400,000.000   GTE SOUTH INC. 6.00% 02/15/08                                413,217.20         1.13
    100,000.000   GTE SOUTH INC. 6.125% 06/15/07                               103,145.30         0.28
    135,000.000   NEW ENGLAND TEL&TEL 6.875% 10/01/23                          137,886.70         0.38

UTILITIES

MULTI UTILITIES/POWR

    200,000.000   FLORIDA PWR & LT 6.00% 06/01/08                              210,190.20         0.57
    476,000.000   NIAGARA MOHAWK POWER 9.75% 11/01/05                          484,829.32         1.33
    250,000.000   NORTHWESTERN CORP 7.00% 08/15/23                             255,000.00         0.70
    325,000.000   NORTHWESTERN CORP 7.10% 08/01/05                             325,615.88         0.89
    150,000.000   POTOMAC ELEC. POWER 6.25% 10/15/07                           156,544.20         0.43
    155,000.000   POTOMAC ELEC. POWER 5.875% 10/15/08                          161,803.88         0.44
     49,280.879   RELIANT ENER MID ATL 9.237% 07/02/17                          55,440.99         0.15

TOTAL CORPORATE BOND (Cost: $12,585,536.04)                                 12,622,019.93        34.50

US GOVT SECURITIES
US GOVERNMENT AGENCY

    200,000.000   FED HOME LOAN BANK 4.46% 10/28/09                            200,111.80         0.55

TOTAL US GOVT SECURITIES (Cost: $200,000.00)                                   200,111.80         0.55

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
SHORT TERM INVESTMENTS
MONEY MARKET

   1,361,541.34   UMB MONEY MARKET FIDUCIARY                                 1,361,541.34         3.72

TOTAL SHORT TERM INVESTMENTS (Cost: $1,361,541.34)                           1,361,541.34         3.72

TOTAL INVESTMENTS (COST: $30,055,578.54)                                    36,405,594.92        99.52

OTHER ASSETS LESS LIABILITIES                                                  177,359.72         0.48

TOTAL NET ASSETS                                                            36,582,954.64       100.00

* Non-income producing.

** The principal amount is stated in U.S. dollars unless otherwise indicated.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND
                            STATEMENT OF INVESTMENTS
                         as of June 30, 2005 (Unaudited)

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
COMMON STOCK
CONSUMER DISCRETIONARY

HOME IMPROVEMENT

        500.000   HOME DEPOT, INC.                                              19,450.00         0.78

RESTAURANTS

      1,125.000   APPLEBEE'S INTL                                               29,801.25         1.20

SPECIALTY STORES

      1,000.000   LINENS ' N THINGS INC.*                                       23,660.00         0.95

ENERGY

INTEGRATED OIL & GAS

      1,000.000   EXXON MOBIL CORP.                                             57,470.00         2.31
      1,000.000   MARATHON OIL CORP                                             53,370.00         2.15

OIL & GAS EQUIP/SERV

      1,000.000   CARBO CERAMICS INC.                                           78,960.00         3.18
      5,000.000   MITCHAM INDUSTRIES INC.*                                      42,750.00         1.72
      1,000.000   BAKER HUGHES INC.                                             51,160.00         2.06

OIL & GAS EXPLR/PROD

      1,000.000   APACHE CORPORATION                                            64,600.00         2.60
      1,000.000   BURLINGTON RESOURCES INC.                                     55,240.00         2.22
      1,000.000   XTO ENERGY INC.                                               33,990.00         1.37

FINANCIALS

DIVERSIFIED BANKS

        161.000   HSBC HOLDING PLC                                              12,823.65         0.52

THRIFTS&MTG FINANCE

      2,000.000   SOVEREIGN BANCORP INC                                         44,680.00         1.80

HEALTH CARE

BIOTECHNOLOGY

        500.000   CAMBREX CORP                                                   9,525.00         0.38

HEALTH CARE EQUIP

        500.000   BECTON DICKINSON                                              26,235.00         1.06
      2,000.000   ST. JUDE MEDICAL INC*                                         87,220.00         3.51
      1,000.000   ZIMMER HOLDINGS INC.*                                         76,170.00         3.07

HEALTH CARE SERVICES

      1,935.000   CAREMARK RX INC.*                                             86,146.20         3.47
        600.000   QUEST DIAGNOSTICS, INC.                                       31,962.00         1.29

MANAGED HEALTH CARE

      3,000.000   AMERICA SVC GROUP*                                            47,550.00         1.92
      1,000.000   WELLPOINT*                                                    69,640.00         2.80

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
COMMON STOCK CONTINUED

PHARMACEUTICALS

      1,200.000   JOHNSON & JOHNSON                                             78,000.00         3.14
      3,100.000   NATURE'S SUNSHINE                                             54,064.00         2.18
      1,200.000   PFIZER INC.                                                   33,096.00         1.33

INDUSTRIALS

BUILDING PRODUCTS

      2,000.000   ELKCORP                                                       57,100.00         2.30

INDUSTRIAL CONGLOMER

      2,000.000   GENERAL ELECTRIC                                              69,300.00         2.79
      1,000.000   TYCO INTERNATIONAL LTD.                                       29,200.00         1.18

INDUSTRIAL MACHINERY

        300.000   ITT INDUSTRIES                                                29,289.00         1.18

INFORMATION TECHNOLOGY

APPLICATION SOFTWARE

      2,000.000   INTERVOICE INC*                                               17,260.00         0.69

COMMUNICATIONS EQUIP

      1,000.000   ANDREW CORP.*                                                 12,760.00         0.51
      1,000.000   QUALCOMM INC.                                                 33,010.00         1.33

COMPUTER HARDWARE

        200.000   INTERNATIONAL BUSINE MACHINES CORP.                           14,840.00         0.60

SYSTEMS: SOFTWARE

      2,000.000   MICROSOFT                                                     49,680.00         2.00
      2,000.000   ORACLE CORPORATION*                                           26,400.00         1.06

MATERIALS

DIVERSIFD METAL/MNG

        500.000   FREEPORT MCMORAN                                              18,720.00         0.75
        500.000   PHELPS DODGE CORP.                                            46,250.00         1.86

FOREST PRODUCTS

      3,000.000   LOUISIANA PACIFIC CORP.                                       73,740.00         2.97

GOLD

      1,000.000   ANGLOGOLD LTD                                                 35,730.00         1.44

PAPER PRODUCTS

      1,000.000   GEORGIA PACIFIC CORP                                          31,800.00         1.28

SPECIALTY CHEMICALS

      2,000.000   LYONDELL CHEMICAL CO                                          52,840.00         2.13

STEEL

      2,000.000   COMMERCIAL METALS CO                                          47,640.00         1.92
        500.000   US STEEL                                                      17,185.00         0.69

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
COMMON STOCK CONTINUED
TELECOMMUNICATION SERVICES

INTG TELECOMM SRVCS

      5,000.000   CITIZENS COMMUNICATIONS CO.                                   67,200.00         2.71

TOTAL COMMON STOCK (Cost: $1,647,684.61)                                     1,897,507.10        76.40

SHORT TERM INVESTMENTS
MONEY MARKET

     707,100.80   UMB MONEY MARKET FIDUCIARY                                   720,206.29        29.00

TOTAL SHORT TERM INVESTMENTS (Cost: $720,206.29)                               720,206.29        29.00

TOTAL INVESTMENTS (COST: $2,367,890.90)                                      2,617,713.39       105.40

OTHER ASSETS LESS LIABILITIES                                                 (134,171.96)       (5.40)

TOTAL NET ASSETS                                                             2,483,541.43       100.00

* Non-income producing.

** The principal amount is stated in U.S. dollars unless otherwise indicated.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      PACIFIC ADVISORS MULTI-CAP VALUE FUND
                            STATEMENT OF INVESTMENTS
                         as of June 30, 2005 (Unaudited)

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
COMMON STOCK
CONSUMER DISCRETIONARY

GENL MERCHANDISE STR

      4,500.000   TARGET CORP                                                  244,845.00         2.73

HOME IMPROVEMENT

      6,000.000   HOME DEPOT, INC.                                             233,400.00         2.60

LEISURE PRODUCTS

     20,000.000   CALLAWAY GOLF COMPANY                                        308,600.00         3.44

MOVIES/ENTERTAINMENT

     15,000.000   ACTIVISION INC.*                                             247,800.00         2.76

ENERGY

INTEGRATED OIL & GAS

      6,000.000   CHEVRONTEXACO CORP                                           335,520.00         3.74
      6,000.000   MARATHON OIL CORP                                            320,220.00         3.57
      3,000.000   ROYAL DUTCH PETROLEUM COMPANY                                194,700.00         2.17
      9,000.000   WILLIAMS COMPANIES INC.                                      171,000.00         1.91

OIL & GAS EQUIP/SERV

     40,000.000   MITCHAM INDUSTRIES INC.*                                     342,000.00         3.81

OIL & GAS EXPLR/PROD

      3,500.000   APACHE CORPORATION                                           226,100.00         2.52

FINANCIALS

DIVERSIFIED FINANCL

      5,000.000   CITIGROUP INC                                                231,150.00         2.58
      5,000.000   J.P. MORGAN                                                  176,600.00         1.97

FINANCIAL SERVICES

      7,000.000   MBNA CORP.                                                   183,120.00         2.04

INVESTMENT BANK/BRKG

      2,500.000   GOLDMAN SACHS GROUP INC                                      255,050.00         2.84

MULTI LINE INSURANCE

      5,000.000   AMERICAN INT'L GROUP INC.                                    290,500.00         3.24

THRIFTS&MTG FINANCE

      6,000.000   WASHINGTON MUTUAL                                            244,140.00         2.72

HEALTH CARE

BIOTECHNOLOGY

      4,200.000   AMGEN INC.*                                                  253,932.00         2.83
      6,500.000   BIOGEN IDEC*                                                 223,925.00         2.50

HEALTH CARE EQUIP

      9,000.000   BOSTON SCIENTIFIC CO*                                        243,000.00         2.71

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
COMMON STOCK CONTINUED

HEALTH CARE SUPPLIES

      8,000.000   SERLOGICALS CORP.*                                           170,000.00         1.90

PHARMACEUTICALS

     10,000.000   ENDO PHARMACEUTICALS*                                        262,800.00         2.93
     10,000.000   PFIZER INC.                                                  275,800.00         3.08
     12,000.000   SCHERING-PLOUGH CORP                                         228,720.00         2.55

INDUSTRIALS

AEROSPACE & DEFENSE

      5,000.000   HONEYWELL INTERNATIONAL INC.                                 183,150.00         2.04

AIR FREIGHT/SHIPPING

     13,000.000   MARITRANS INC.                                               351,650.00         3.92

BUILDING PRODUCTS

      5,000.000   ELKCORP                                                      142,750.00         1.59

ELECTRICAL COMPON/EQ

     20,000.000   METROLOGIC INSTRUMTS*                                        250,800.00         2.80

INFORMATION TECHNOLOGY

COMPUTER STORAGE/PER

     15,000.000   EMC CORPORATION*                                             205,650.00         2.29

COMMUNICATIONS EQUIP

     15,000.000   CISCO SYSTEMS INC.*                                          286,650.00         3.20
    100,000.000   LUCENT TECHNOLOGIES*                                         291,000.00         3.25

COMPUTER HARDWARE

      3,750.000   INTERNATIONAL BUSINE MACHINES CORP.                          278,250.00         3.10

SEMICONDUCTORS

     10,000.000   INTEL CORPORATION                                            260,600.00         2.91

SYSTEMS: SOFTWARE

      7,000.000   MICROSOFT                                                    173,880.00         1.94

MATERIALS

SPECIALTY CHEMICALS

     70,000.000   GRAFTECH INTL. LTD*                                          301,000.00         3.36

STEEL

      7,100.000   US STEEL                                                     244,027.00         2.72

TELECOMMUNICATION SERVICES

INTG TELECOMM SRVCS

     10,000.000   SBC COMMUNICATIONS                                           237,500.00         2.65

TOTAL COMMON STOCK (Cost: $8,121,487.73)                                     8,869,829.00        98.91

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
SHORT TERM INVESTMENTS
MONEY MARKET

     123,307.87   UMB MONEY MARKET FIDUCIARY                                   161,531.63         1.80

TOTAL SHORT TERM INVESTMENTS (Cost: $161,531.63)                               161,531.63         1.80

TOTAL INVESTMENTS (COST: $8,283,019.36)                                      9,031,360.63       100.71

OTHER ASSETS LESS LIABILITIES                                                  (63,468.69)       (0.71)

TOTAL NET ASSETS                                                             8,967,891.94       100.00

* Non-income producing.

** The principal amount is stated in U.S. dollars unless otherwise indicated.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS SMALL CAP FUND
                            STATEMENT OF INVESTMENTS
                         as of June 30, 2005 (Unaudited)

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
COMMON STOCK
CONSUMER DISCRETIONARY

APPAREL - RETAIL

     44,000.000   ASHWORTH, INC.*                                              396,440.00         2.28

AUTO PARTS & EQUIP

     22,000.000   KEYSTONE AUTOMOTIVE INDUSTRIES, INC.*                        544,060.00         3.12

RESTAURANTS

     22,000.000   DAVE AND BUSTER'S INC*                                       405,680.00         2.33

SPECIALTY STORES

     34,000.000   CONNS INC.*                                                  831,980.00         4.78

ENERGY

INTEGRATED OIL & GAS

     15,000.000   KIRBY CORP*                                                  676,500.00         3.88

OIL & GAS EQUIP/SERV

     96,000.000   MITCHAM INDUSTRIES INC.*                                     820,800.00         4.71

OIL & GAS EXPLR/PROD

     28,000.000   CHESAPEAKE ENERGY CORP.                                      638,400.00         3.67
     24,000.000   DENBURY RES. INC.*                                           954,480.00         5.48
     10,000.000   REMINGTON OIL & GAS CORP.*                                   357,000.00         2.05

FINANCIALS

REGIONAL BANKS

     12,000.000   EAST WEST BANCORP, INC.                                      403,080.00         2.31
     22,000.000   NARA BANK NATIONAL ASSOC.                                    322,960.00         1.85

SPECIALIZED FINANCE

     45,000.000   EZCORP INC.*                                                 482,400.00         2.77
     24,000.000   FIRST CASH FINANCIAL SERVICES, INC.*                         512,880.00         2.95

HEALTH CARE

MANAGED HEALTH CARE

     33,000.000   AMERICA SVC GROUP*                                           523,050.00         3.00
    115,000.000   UNITED AMERICAN HEALTH CARE*                                 253,000.00         1.45

INDUSTRIALS

AEROSPACE & DEFENSE

     22,000.000   AVIALL INC.*                                                 694,980.00         3.99

BUILDING PRODUCTS

     26,000.000   ELKCORP                                                      742,300.00         4.26

CONSTRUCTION & MACH

     36,000.000   TITAN INTERNATIONAL INC.                                     503,280.00         2.89

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

QUANTITY OR                                                                                       % OF
PRINCIPAL         DESCRIPTION                                           CURRENT $ VALUE**   NET ASSETS
COMMON STOCK CONTINUED

DIVERSIFIED COML SRV

    130,000.000   DARLING INTERNATIONAL INC.*                                  487,500.00         2.80
     19,000.000   MOBILE MINI INC.*                                            655,120.00         3.76
     24,600.000   TEAM INC*                                                    528,900.00         3.04

ELECTRICAL COMPON/EQ

     16,000.000   BELL MICROPRODUCTS INC.*                                     150,400.00         0.86
     22,000.000   ENCORE WIRE CORP*                                            254,980.00         1.46

ENVIROMENTAL SERVICE

     48,000.000   AMERICAN ECOLOGY CORPORATION                                 859,200.00         4.93
     32,000.000   TETRA TECH INC*                                              432,960.00         2.49

RAILROADS & TRUCKING

     33,000.000   FROZEN FOOD EXPRESSS INDUSTRIES INC.*                        373,560.00         2.15
     62,000.000   RAILAMERICA INC.*                                            737,800.00         4.24
     30,000.000   SCS TRANSPORTATION*                                          534,000.00         3.07
     30,000.000   US XPRESS ENTERPRISE*                                        357,300.00         2.05

INFORMATION TECHNOLOGY

APPLICATION SOFTWARE

     85,110.000   INTERVOICE INC*                                              734,499.30         4.22

SEMICONDUCTOR EQUIP

     60,000.000   CAMTEK LIMITED*                                              166,200.00         0.96

SYSTEMS: SOFTWARE

     70,000.000   TYLER TECHNOLOGIES*                                          529,200.00         3.04

MATERIALS

STEEL

     30,000.000   COMMERCIAL METALS CO                                         714,600.00         4.10
     90,000.000   GRAFTECH INTL. LTD*                                          387,000.00         2.22

TELECOMMUNICATION SERVICES

INTG TELECOMM SRVCS

     34,000.000   TALK AMERICA HOLDING INC.*                                   340,340.00         1.96

TOTAL COMMON STOCK (Cost: $12,022,767.93)                                   18,306,829.30       105.12

TOTAL INVESTMENTS (COST: $12,022,767.93)                                    18,306,829.30       105.12

OTHER ASSETS LESS LIABILITIES                                                 (891,167.46)       (5.12)

TOTAL NET ASSETS                                                            17,415,661.84       100.00

* Non-income producing.

** The principle amount is stated in U.S. dollars unless otherwise indicated.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

                           PACIFIC ADVISORS FUND INC.
                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  June 30, 2005

                                                                                     INCOME
                                                              GOVERNMENT                AND
                                                              SECURITIES             EQUITY
                                                                    FUND               FUND
                                                          --------------     --------------
ASSETS
     Investment securities
         At cost                                          $    7,857,102     $   11,512,895
                                                          ==============     ==============
         At market value                                  $    7,881,523     $   11,559,471
         Short-term investments, at cost, which is equal
           to market                                             113,801            180,492
     Accrued income receivable                                    74,057            143,187
     Receivable for investments sold                              88,806                  -
     Receivable for capital shares sold                           37,529             37,500
     Other assets                                                      -                  -
                                                          --------------     --------------
     Total assets                                              8,195,716         11,920,650
                                                          --------------     --------------

LIABILITIES
     Bank overdraft                                                    -                  -
     Payable for investments purchased                                 -                  -
     Payable for fund shares redeemed                              6,000                  -
     Accounts payable (Note 2.D)                                  11,167             22,489
     Accounts payable to related parties (Note 3)                  5,309              6,510
     Payable to Investment Manager (Note 3)                            -              1,017
                                                          --------------     --------------
     Total liabilities                                            22,476             30,016
                                                          --------------     --------------
  NET ASSETS                                              $    8,173,240     $   11,890,634
                                                          ==============     ==============

SUMMARY OF SHAREHOLDERS' EQUITY
     Paid in capital                                           9,120,660         11,829,958
     Accumulated undistributed net investment income              11,763             24,315
     Accumulated undistributed net realized gain
       (losses) on security transactions                        (983,604)           (10,215)
     Net unrealized appreciation of investments                   24,421             46,576
                                                          --------------     --------------
     Net assets at June 30, 2005                          $    8,173,240     $   11,890,634
                                                          ==============     ==============

CLASS A:
     Net assets                                           $    2,299,364     $    3,559,381
                                                          ==============     ==============
     Shares authorized                                        50,000,000         50,000,000
     Shares outstanding                                          242,525            344,127
     Net asset value and redemption price per share       $         9.48     $        10.34
                                                          ==============     ==============
     Maximum offering price per share                     $         9.95     $        10.86
     Sales load                                                     4.75%              4.75%

CLASS C:
     Net assets                                           $    5,873,876     $    8,331,253
                                                          ==============     ==============
     Shares authorized                                        50,000,000         50,000,000
     Shares outstanding                                          636,025            841,311
     Net asset value and redemption price per share       $         9.24     $         9.90
                                                          ==============     ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                                     MULTI-CAP             SMALL
                                                                BALANCED             GROWTH              VALUE               CAP
                                                                    FUND               FUND               FUND              FUND
                                                          --------------     --------------     --------------    --------------
ASSETS
     Investment securities
         At cost                                          $   28,694,038     $    1,647,684     $    8,121,488    $   12,022,768
                                                          ==============     ==============     ==============    ==============
         At market value                                  $   35,044,054     $    1,897,507     $    8,869,829    $   18,306,829
         Short-term investments, at cost, which is equal
           to market equal                                     1,361,541            720,206            161,532                 -
     Accrued income receivable                                   273,585              1,898              1,697            11,305
     Receivable for investments sold                              26,008                  -            188,227           210,407
     Receivable for capital shares sold                                -                  -             15,329               200
     Other assets                                                      -                  -                  -                 -
                                                          --------------     --------------     --------------    --------------
     Total assets                                             36,705,188          2,619,611          9,236,614        18,528,741
                                                          --------------     --------------     --------------    --------------

LIABILITIES
     Bank overdraft                                                    -                  -                  -         1,078,695
     Payable for investments purchased                                 -            128,680            247,050                 -
     Payable for fund shares redeemed                              1,000                  -                  -            23,925
     Accounts payable (Note 2.D)                                  84,127              6,039              8,951            (7,540)
     Accounts payable to related parties (Note 3)                 14,731              1,351              5,472             7,395
     Payable to Investment Manager (Note 3)                       22,375                  -              7,249            10,604
                                                          --------------     --------------     --------------    --------------
     Total liabilities                                           122,233            136,070            268,722         1,113,079
                                                          --------------     --------------     --------------    --------------
  NET ASSETS                                              $   36,582,955     $    2,483,541     $    8,967,892    $   17,415,662
                                                          ==============     ==============     ==============    ==============

SUMMARY OF SHAREHOLDERS' EQUITY
     Paid in capital                                          30,057,301          2,952,693          8,013,587        10,322,833
     Accumulated undistributed net investment income             177,154                  -                  -                 -
     Accumulated undistributed net realized gain
       (losses) on security transactions                          (1,516)          (718,975)           205,964           808,768
     Net unrealized appreciation of investments                6,350,016            249,823            748,341         6,284,061
                                                          --------------     --------------     --------------    --------------
     Net assets at June 30, 2005                          $   36,582,955     $    2,483,541     $    8,967,892    $   17,415,662
                                                          ==============     ==============     ==============    ==============

CLASS A:
     Net assets                                           $    6,040,402     $    1,390,374     $    2,544,556    $   13,570,249
                                                          ==============     ==============     ==============    ==============
     Shares authorized                                        50,000,000         50,000,000         50,000,000        50,000,000
     Shares outstanding                                          359,961            172,668            220,855           587,254
     Net asset value and redemption price per share       $        16.78     $         8.05     $        11.52    $        23.11
                                                          ==============     ==============     ==============    ==============
     Maximum offering price per share                     $        17.80     $         8.54     $        12.22    $        24.52
     Sales load                                                     5.75%              5.75%              5.75%             5.75%

CLASS C:
     Net assets                                           $   30,542,553     $    1,093,167     $    6,423,336    $    3,845,413
                                                          ==============     ==============     ==============    ==============
     Shares authorized                                        50,000,000         50,000,000         50,000,000        50,000,000
     Shares outstanding                                        1,875,740            143,900            570,340           181,586
     Net asset value and redemption price per share       $        16.28     $         7.60     $        11.26    $        21.18
                                                          ==============     ==============     ==============    ==============

                       STATEMENT OF OPERATIONS (UNAUDITED)
                       For the period ended June 30, 2005

                                                                                    INCOME
                                                              GOVERNMENT               AND
                                                              SECURITIES            EQUITY
                                                                    FUND              FUND
                                                          --------------    --------------
INVESTMENT INCOME
     Dividends                                            $       31,393    $       67,067
     Interest                                                    188,867           180,733
                                                          --------------    --------------
         Total Income                                            220,260           247,800
                                                          --------------    --------------

EXPENSES
     Investment Management Fees                                   28,907            43,544
     Transfer Agent Fees                                          19,389            20,738
     Fund Accounting Fees                                         22,156            30,950
     Legal Fees                                                    7,200             9,412
     Audit Fees                                                    6,582             8,593
     Registration Fees                                             2,135             2,613
     Printing                                                      3,247             4,238
     Custody Fees                                                  4,652             3,879
     Director Fees/Meetings                                          801             1,045
     Distribution Fees (Note 3)                                   35,524            44,419
     Other Expenses                                                4,775             6,182
                                                          --------------    --------------
         Total Expenses, Before Fees Waived                      135,368           175,613
     Less Fees Waived (Note 3)                                    28,907            32,501
                                                          --------------    --------------
         Net Expenses                                            106,461           143,112
                                                          --------------    --------------

NET INVESTMENT INCOME (LOSS)                                     113,799           104,688
                                                          ==============    ==============

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) on investments                      (9,895)          (19,188)

     Net unrealized appreciation (depreciation) of
       investments                                               (32,679)         (131,265)
                                                          --------------    --------------
                                                                 (42,574)         (150,453)
                                                          --------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                              $       71,225    $      (45,765)
                                                          ==============    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                                     MULTI-CAP             SMALL
                                                                BALANCED             GROWTH              VALUE               CAP
                                                                    FUND               FUND               FUND              FUND
                                                          --------------     --------------     --------------    --------------
INVESTMENT INCOME
     Dividends                                            $      279,068     $       10,454     $       56,173    $       24,600
     Interest                                                    416,981              3,414              1,094                 -
                                                          --------------     --------------     --------------    --------------
         Total Income                                            696,049             13,868             57,267            24,600
                                                          --------------     --------------     --------------    --------------

EXPENSES
     Investment Management Fees                                  131,312              7,703             42,093            74,318
     Transfer Agent Fees                                          48,865             19,042             19,798            44,712
     Fund Accounting Fees                                         89,440              9,067             21,664            48,356
     Legal Fees                                                   32,016              2,054              7,205            19,818
     Audit Fees                                                   25,912              1,520              5,349            14,666
     Registration Fees                                            18,209              1,748              1,936            14,666
     Printing                                                     23,444              1,414              2,297            19,917
     Custody Fees                                                  5,128              3,368              3,665             9,017
     Director Fees/Meetings                                        3,152                420                989             1,784
     Distribution Fees (Note 3)                                  153,168              5,614             33,288            39,070
     Other Expenses                                               20,996              1,045              4,392            11,290
                                                          --------------     --------------     --------------    --------------
         Total Expenses, Before Fees Waived                      551,642             52,995            142,676           297,614
     Less Fees Waived (Note 3)                                         -             22,703              2,524                 -
                                                          --------------     --------------     --------------    --------------
         Net Expenses                                            551,642             30,292            140,152           297,614
                                                          --------------     --------------     --------------    --------------

NET INVESTMENT INCOME (LOSS)                                     144,407            (16,424)           (82,885)         (273,014)
                                                          ==============     ==============     ==============    ==============

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) on investments                      (5,222)           (22,945)           205,964           803,476

     Net unrealized appreciation (depreciation) of
       investments                                               206,294             (4,099)          (321,945)       (2,901,934)
                                                          --------------     --------------     --------------    --------------
                                                                 201,072            (27,044)          (115,981)       (2,098,458)
                                                          --------------     --------------     --------------    --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                              $      345,479     $      (43,468)    $     (198,866)   $   (2,371,472)
                                                          ==============     ==============     ==============    ==============

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                              GOVERNMENT SECURITIES FUND
                                                          ----------------------------------
                                                           PERIOD ENDED           YEAR ENDED
                                                          JUNE 30, 2005    DECEMBER 31, 2004
                                                          ----------------------------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
     Net investment income (loss)                         $     113,799    $         150,054
     Net realized gain (loss) on investments                     (9,895)            (117,998)
     Change in net unrealized appreciation (depreciation)
       of investments                                           (32,679)             (80,124)
                                                          ----------------------------------
     Increase (decrease) in net assets resulting from
       operations                                                71,225              (48,068)
                                                          ----------------------------------

     FROM DISTRIBUTIONS TO SHAREHOLDERS
     Class A:
         Net investment income                                  (34,335)             (52,891)
         Net capital gains                                            -                    -

     Class C:
         Net investment income                                  (71,925)             (96,281)
         Net capital gains                                            -                    -
                                                          ----------------------------------

     Decrease in net assets resulting from distributions       (106,260)            (149,172)
                                                          ----------------------------------

     FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
     Proceeds from shares sold                                  482,295              515,159
     Proceeds from shares purchased by reinvestment of
       dividends                                                 94,542              131,825
     Cost of shares repurchased                              (2,279,822)          (4,986,174)
                                                          ----------------------------------
     Increase (decrease) in net assets derived from
       capital share transactions                            (1,702,985)          (4,339,190)
                                                          ----------------------------------

     INCREASE (DECREASE) IN NET ASSETS                       (1,738,020)          (4,536,430)

NET ASSETS
     Beginning of period                                      9,911,260           14,447,690
                                                          ----------------------------------
     End of period                                        $   8,173,240    $       9,911,260
                                                          ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                INCOME AND EQUITY FUND                     BALANCED FUND
                                                          ----------------------------------    ----------------------------------
                                                           PERIOD ENDED           YEAR ENDED     PERIOD ENDED           YEAR ENDED
                                                          JUNE 30, 2005    DECEMBER 31, 2004    JUNE 30, 2005    DECEMBER 31, 2004
                                                          ----------------------------------    ----------------------------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
     Net investment income (loss)                         $     104,688    $         157,825    $     144,407    $         107,607
     Net realized gain (loss) on investments                    (19,188)              70,211           (5,222)              95,014
     Change in net unrealized appreciation (depreciation)
       of investments                                          (131,265)              53,886          206,294            1,424,341
                                                          ----------------------------------    ----------------------------------
     Increase (decrease) in net assets resulting from
       operations                                               (45,765)             281,922          345,479            1,626,962
                                                          ----------------------------------    ----------------------------------

     FROM DISTRIBUTIONS TO SHAREHOLDERS
     Class A:
         Net investment income                                  (33,041)             (62,235)               -              (45,542)
         Net capital gains                                            -               (7,186)               -              (18,237)

     Class C:
         Net investment income                                  (54,747)             (94,485)               -              (41,450)
         Net capital gains                                            -              (16,833)               -              (94,455)
                                                          ----------------------------------    ----------------------------------

     Decrease in net assets resulting from distributions        (87,788)            (180,739)               -             (199,684)
                                                          ----------------------------------    ----------------------------------

     FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
     Proceeds from shares sold                                1,593,898            4,868,286        2,556,564            7,567,838
     Proceeds from shares purchased by reinvestment of
       dividends                                                 85,034              171,382                -              193,647
     Cost of shares repurchased                              (1,003,670)          (1,043,357)      (1,485,893)          (2,114,128)
                                                          ----------------------------------    ----------------------------------
     Increase (decrease) in net assets derived from
       capital share transactions                               675,262            3,996,311        1,070,671            5,647,357
                                                          ----------------------------------    ----------------------------------

     INCREASE (DECREASE) IN NET ASSETS                          541,709            4,097,494        1,416,150            7,074,635

NET ASSETS
     Beginning of period                                     11,348,925            7,251,431       35,166,805           28,092,170
                                                          ----------------------------------    ----------------------------------
     End of period                                        $  11,890,634    $      11,348,925    $  36,582,955    $      35,166,805
                                                          ==================================    ==================================

                                                                     GROWTH FUND
                                                          ----------------------------------
                                                           PERIOD ENDED           YEAR ENDED
                                                          JUNE 30, 2005    DECEMBER 31, 2004
                                                          ----------------------------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
     Net investment income (loss)                         $     (16,424)   $         (19,379)
     Net realized gain (loss) on investments                    (22,945)               9,120
     Change in net unrealized appreciation (depreciation)
       of investments                                            (4,099)             175,858
                                                          ----------------------------------
     Increase (decrease) in net assets resulting from
       operations                                               (43,468)             165,599
                                                          ----------------------------------

     FROM DISTRIBUTIONS TO SHAREHOLDERS
     Class A:
         Net investment income                                        -                    -
         Net capital gains                                            -                    -

     Class C:
         Net investment income                                        -                    -
         Net capital gains                                            -                    -
                                                          ----------------------------------

     Decrease in net assets resulting from distributions              -                    -
                                                          ----------------------------------

     FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
     Proceeds from shares sold                                  961,437              653,598
     Proceeds from shares purchased by reinvestment of
       dividends                                                      -                    -
     Cost of shares repurchased                                 (34,559)            (138,992)
                                                          ----------------------------------
     Increase (decrease) in net assets derived from
       capital share transactions                               926,878              514,606
                                                          ----------------------------------

     INCREASE (DECREASE) IN NET ASSETS                          883,410              680,205

NET ASSETS
     Beginning of period                                      1,600,131              919,926
                                                          ----------------------------------
     End of period                                        $   2,483,541    $       1,600,131
                                                          ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                 MULTI-CAP VALUE FUND                     SMALL CAP FUND
                                                          ----------------------------------    ----------------------------------
                                                           PERIOD ENDED           YEAR ENDED     PERIOD ENDED           YEAR ENDED
                                                          JUNE 30, 2005    DECEMBER 31, 2004    JUNE 30, 2005    DECEMBER 31, 2004
                                                          ----------------------------------    ----------------------------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS
     Net investment income (loss)                         $     (82,885)   $        (114,979)   $    (273,014)   $        (470,994)
     Net realized gain (loss) on investments                    205,964              262,491          803,476              218,158
     Change in net unrealized appreciation (depreciation)
       of investments                                          (321,945)             278,823       (2,901,934)           5,125,898
                                                          ----------------------------------    ----------------------------------
     Increase (decrease) in net assets resulting from
       operations                                              (198,866)             426,335       (2,371,472)           4,873,062
                                                          ----------------------------------    ----------------------------------

     FROM DISTRIBUTIONS TO SHAREHOLDERS
     Class A:
         Net investment income                                        -                    -                -                    -
         Net capital gains                                            -              (68,529)               -             (115,121)

     Class C:
         Net investment income                                        -                    -                -                    -
         Net capital gains                                            -             (184,774)               -              (27,534)
                                                          ----------------------------------    ----------------------------------

     Decrease in net assets resulting from distributions              -             (253,303)               -             (142,655)
                                                          ----------------------------------    ----------------------------------

     FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
     Proceeds from shares sold                                1,041,844            3,538,186        3,610,818            9,008,601
     Proceeds from shares purchased by reinvestment of
       dividends                                                      -              250,204                -              110,040
     Cost of shares repurchased                                (309,550)            (244,201)      (5,047,930)          (2,860,457)
                                                          ----------------------------------    ----------------------------------
     Increase (decrease) in net assets derived from
       capital share transactions                               732,294            3,544,189       (1,437,112)           6,258,184
                                                          ----------------------------------    ----------------------------------

     INCREASE (DECREASE) IN NET ASSETS                          533,428            3,717,221       (3,808,584)          10,988,591

NET ASSETS
     Beginning of period                                      8,434,464            4,717,243       21,224,246           10,235,655
                                                          ----------------------------------    ----------------------------------
     End of period                                        $   8,967,892    $       8,434,464    $  17,415,662    $      21,224,246
                                                          ==================================    ==================================

                           PACIFIC ADVISORS FUND INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  June 30, 2005

NOTE 1. ORGANIZATION

     Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Multi-Cap Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of large to small capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

     Effective April 1, 1998, the Funds offer Class A and Class C shares, each of which has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

     The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these agreements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis. Premium or discount on debt securities are amortized.

     B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal Income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Fund.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates. Expense are accrued daily based on estimates. Most of the Registration Fees for the Funds were prepaid in the first half year, which may result in negative account payable balances on interim statements.

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

     The Company and the Funds have entered into investment management agreements ("Management Agreements") with Pacific Global Investment Management Company, Inc. ("Investment Manager").

     The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds and 1.00% of average net assets for the Multi-Cap Value Fund. The Investment Manager has entered into a sub-advisory agreement ("Sub-Advisory Agreement") with Bache Capital Management ("Advisor") for the Balanced Fund. It has also entered into a co-management agreement ("Co-management Agreement") with Bache Capital Management ("Advisor") for the Income and Equity Fund.

     The Investment Manager is solely responsible for the payment of these fees to the Advisors.

     In accordance with Expense Limitation agreements with the Company, the Investment Manager (and with respect to the Income and Equity Fund, also, the Co-Manager) will waive its respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

                                     CLASS A            CLASS C
Government Securities Fund              1.75%              2.50%
Income and Equity Fund                  1.95%              2.70%
Growth Fund                             2.65%              3.40%

     For the Multi-Cap Value Fund only, the expense limitation agreement was terminated on February 15, 2005.

     For the Growth Fund only, if net expenses exceed the above thresh- olds after waiver of the entire management fee, the Transfer Agent will waive its transfer agency fee to the extent necessary to reduce Class expenses to the above thresholds. These agreements may be terminated by either party, upon 90 days prior written notice.

     Pursuant to the Expense Limitation Agreements, Providing for the voluntary waiver of fees and the assumption of expenses by the Investment Manager and Transfer Agency, and, with respected to the Income and Equity Fund, the Co-Manager, the following amounts were waived for the period ended June 30, 2005.

                                  MANAGEMENT     TRANSFER AGENT
                                        FEES               FEES
                                      WAIVED             WAIVED
Government Securities Fund      $     28,907        $         -
Income and Equity Fund                32,501                  -
Growth Fund                            7,703             15,000
Multi-Cap Value Fund                   2,524                  -

     The Investment Manager terminated all of its rights under the expense limitation agreement with respect to potential recoupment from the Funds from management fees previously waived and expenses previously reimbursed. In the future the Investment manager will not have any rights to recover fees they may waive or expenses they may reimburse, with respect to any of the Funds.

     For the period ended June 30, 2005, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows:

                                UNDERWRITING
                                        FEES        COMMISSIONS
                                    RETAINED               PAID
Government Securities Fund      $         63        $       340
Income and Equity Fund                   187                905
Balanced Fund                          1,084              5,432
Growth Fund                            1,050              5,273
Multi-Cap Value fund                   1,554              7,824
Small Cap Fund                         6,141             32,149

     PGFD is a wholly-owned subsidiary of the Investment Manager.

     The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,250. In addition, agreements to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $3.00 per year per closed account with minimum charges of $1,250 per month for the A and C share accounts. PGIS is a wholly owned subsidiary of the Investment Manager.

     Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

     The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% and 1.00% per annum of each Fund's daily net assets for A shares and C shares, respectively. For the period ended June 30, 2005, total service fees were:

                                     CLASS A            CLASS C
Government Securities Fund      $      2,983        $    32,541
Income and Equity Fund                 4,547             39,872
Balanced Fund                          7,305            145,863
Growth Fund                            1,552              4,062
Multi-Cap Value Fund                   2,935             30,353
Small Cap Fund                        20,007             19,063

NOTE 4. PURCHASE AND SALES OF SECURITIES

     The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on tax basis by each Fund for the period ended and as of June 30, 2005.

                                           PERIOD ENDED
                                          JUNE 30, 2005                          AS OF JUNE 30, 2005
                                                                           GROSS             GROSS    NET UNREALIZED
                                        COST OF         PROCEEDS      UNREALIZED        UNREALIZED      APPRECIATION
                                      PURCHASES       FROM SALES    APPRECIATION      DEPRECIATION    (DEPRECIATION)
Government Securities Fund       $    6,315,946   $    5,343,996   $       39,831   $       15,410   $       24,421
Income and Equity Fund                3,059,798        1,394,290          230,104          183,528           46,576
Balanced Fund                         4,911,876        3,237,147        6,583,436          233,420        6,350,016
Growth Fund                             581,749           33,911          326,094           76,271          249,823
Multi-Cap Value Fund                  2,493,111        1,709,578        1,069,030          320,689          748,341
Small Cap Fund                        2,785,927        4,270,450        6,638,320          354,259        6,284,061

NOTE 5. CAPITAL SHARE TRANSACTIONS

     Effective July 1, 2004, a 2% redemption fee is assessed on shares of the Government Securities Fund or the Income and Equity Fund sold or exchanged within sixty days of purchase or shares of the Balanced Fund, Growth Fund, Multi-Cap Value Fund or the Small Cap Fund sold or exchanged within six months of purchase. The redemption fee does not apply to shares of the Government Securities Fund, Income and Equity Fund, Balanced Fund or Multi-Cap Value Fund purchased before July 1, 2004. The redemption fees collected through June 30, 2005, are included as a reduction to the shares repurchased in the table below. The amount of the reduction is as follows:

     Growth Fund Class A                 $        34
     Multi-Cap Value Fund Class A                 40
     Small Cap Fund Class A                    6,859
     Balanced Fund Class C               $       519
     Income and Equity Fund Class C              215
     Multi-Cap Value Fund Class C                 80

                                                PERIOD ENDED                        YEAR ENDED
                                                JUNE 30, 2005                    DECEMBER 31, 2004
                                      --------------------------------    --------------------------------
                                              SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------------------------    --------------------------------
GOVERNMENT SECURITIES FUND
Class A
Shares Sold                                    6,633    $       62,900             9,692    $       92,986
Reinvestment of Distributions                  2,498            23,573             3,863            36,863
                                      --------------------------------    --------------------------------
                                               9,131            86,473            13,555           129,849
Shares Repurchased                           (28,130)         (267,536)          (64,505)         (618,244)
                                      --------------------------------    --------------------------------
Net Decrease                                 (18,999)   $     (181,063)          (50,950)   $     (488,395)
                                      ================================    ================================

Class C
Shares Sold                                   45,388    $      419,395            45,269    $      422,173
Reinvestment of Distributions                  7,717            70,969            10,222            94,962
                                      --------------------------------    --------------------------------
                                              53,105           490,364            55,491           517,135
Shares Repurchased                          (217,578)       (2,012,286)         (465,886)       (4,367,930)
                                      --------------------------------    --------------------------------
Net Decrease                                (164,473)   $   (1,521,922)         (410,395)   $   (3,850,795)
                                      ================================    ================================

                                                PERIOD ENDED                        YEAR ENDED
                                                JUNE 30, 2005                    DECEMBER 31, 2004
                                      --------------------------------    --------------------------------
                                              SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------------------------    --------------------------------
INCOME AND EQUITY FUND
Class A
Shares Sold                                   56,361    $      584,733           218,049    $    2,278,445
Reinvestment of Distributions                  3,053            31,398             6,044            62,936
                                      --------------------------------    --------------------------------
                                              59,414           616,131           224,093         2,341,381
Shares Repurchased                           (60,687)         (629,258)          (56,402)         (586,655)
                                      --------------------------------    --------------------------------
Net Increase (Decrease)                       (1,273)   $      (13,127)          167,691    $    1,754,726
                                      ================================    ================================

Class C
Shares Sold                                  101,669    $    1,009,165           260,189    $    2,589,841
Reinvestment of Distributions                  5,441            53,636            10,853           108,446
                                      --------------------------------    --------------------------------
                                             107,110         1,062,801           271,042         2,698,287
Shares Repurchased                           (37,890)         (374,412)          (45,884)         (456,702)
                                      --------------------------------    --------------------------------
Net Increase                                  69,220    $      688,389           225,158    $    2,241,585
                                      ================================    ================================

                                                PERIOD ENDED                        YEAR ENDED
                                                JUNE 30, 2005                    DECEMBER 31, 2004
                                      --------------------------------    --------------------------------
                                              SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------------------------    --------------------------------
BALANCED FUND
Class A
Shares Sold                                   29,643    $      489,368            87,697    $    1,393,685
Reinvestment of Distributions                      -                 -             3,571            59,108
                                      --------------------------------    --------------------------------
                                              29,643           489,368            91,268         1,452,793
Shares Repurchased                           (23,604)         (388,020)          (35,754)         (568,882)
                                      --------------------------------    --------------------------------
Net Increase                                   6,039    $      101,348            55,514    $      883,911
                                      ================================    ================================

Class C
Shares Sold                                  128,051    $    2,067,196           400,028    $    6,174,154
Reinvestment of Distributions                      -                 -             8,346           134,538
                                      --------------------------------    --------------------------------
                                             128,051         2,067,196           408,374         6,308,692
Shares Repurchased                           (68,625)       (1,097,873)          (99,833)       (1,545,246)
                                      --------------------------------    --------------------------------
Net Increase                                  59,426    $      969,323           308,541    $    4,763,446
                                      ================================    ================================

                                                PERIOD ENDED                        YEAR ENDED
                                                JUNE 30, 2005                    DECEMBER 31, 2004
                                      --------------------------------    --------------------------------
                                              SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------------------------    --------------------------------
GROWTH FUND
Class A
Shares Sold                                   32,950    $      265,125            63,114    $      481,133
Reinvestment of Distributions                      -                 -                 -                 -
                                      --------------------------------    --------------------------------
                                              32,950           265,125            63,114           481,133
Shares Repurchased                              (697)           (5,543)          (16,365)         (121,527)
                                      --------------------------------    --------------------------------
Net Increase                                  32,253    $      259,582            46,749    $      359,606
                                      ================================    ================================

Class C
Shares Sold                                   90,597    $      696,312            22,880    $      172,465
Reinvestment of Distributions                      -                 -                 -                 -
                                      --------------------------------    --------------------------------
                                              90,597           696,312            22,880           172,465
Shares Repurchased                            (3,881)          (29,016)           (2,430)          (17,465)
                                      --------------------------------    --------------------------------
Net Increase                                  86,716    $      667,296            20,450    $      155,000
                                      ================================    ================================

                                                PERIOD ENDED                        YEAR ENDED
                                                JUNE 30, 2005                    DECEMBER 31, 2004
                                      --------------------------------    --------------------------------
                                              SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------------------------    --------------------------------
MULTI-CAP VALUE FUND
Class A
Shares Sold                                   30,979    $      352,249            96,925    $    1,113,082
Reinvestment of Distributions                      -                 -             5,615            66,475
                                      --------------------------------    --------------------------------
                                              30,979           352,249           102,540         1,179,557
Shares Repurchased                            (6,683)          (73,306)           (8,958)         (102,650)
                                      --------------------------------    --------------------------------
Net Increase                                  24,296    $      278,943            93,582    $    1,076,907
                                      ================================    ================================

Class C
Shares Sold                                   61,617    $      689,595           214,418    $    2,425,104
Reinvestment of Distributions                      -                 -            15,822           183,729
                                      --------------------------------    --------------------------------
                                              61,617           689,595           230,240         2,608,833
Shares Repurchased                           (21,538)         (236,244)          (12,322)         (141,551)
                                      --------------------------------    --------------------------------
Net Increase                                  40,079    $      453,351           217,918    $    2,467,282
                                      ================================    ================================

                                                PERIOD ENDED                        YEAR ENDED
                                                JUNE 30, 2005                    DECEMBER 31, 2004
                                      --------------------------------    --------------------------------
                                              SHARES            AMOUNT            SHARES            AMOUNT
                                      --------------------------------    --------------------------------
SMALL CAP FUND
Class A
Shares Sold                                  127,450    $    3,104,868           321,745    $    6,934,841
Reinvestment of Distributions                      -                 -             3,336            84,426
                                      --------------------------------    --------------------------------
                                             127,450         3,104,868           325,081         7,019,267
Shares Repurchased                          (222,293)       (4,946,335)         (120,496)       (2,560,641)
                                      --------------------------------    --------------------------------
Net Increase (Derease)                       (94,843)   $   (1,841,467)          204,585    $    4,458,626
                                      ================================    ================================

Class C
Shares Sold                                   22,574    $      505,950           105,393    $    2,073,760
Reinvestment of Distributions                      -                 -             1,099            25,614
                                      --------------------------------    --------------------------------
                                              22,574           505,950           106,492         2,099,374
Shares Repurchased                            (5,141)         (101,595)          (15,518)         (299,816)
                                      --------------------------------    --------------------------------
Net Increase                                  17,433    $      404,355            90,974    $    1,799,558
                                      ================================    ================================

                           PACIFIC ADVISORS FUND INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                 (For a share outstanding throughout the period)

                                                                            GOVERNMENT SECURITIES FUND
                                                ---------------------------------------------------------------------------------
                                                FOR THE SIX MONTHS                    FOR THE YEAR ENDED DECEMBER 31,
                                                             ENDED        -------------------------------------------------------
                                                      JUNE 30,2005              2004           2003           2002           2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period       $             9.51        $     9.68     $    10.20     $    10.15     $    10.88
                                                ------------------        ----------     ----------     ----------     ----------
     Income from investing operations
         Net investment income                                0.17              0.23           0.35           0.31           0.31
         Net realized and unrealized gains
           (losses) on securities                            (0.06)            (0.20)         (0.57)         (0.04)         (0.37)
                                                ------------------        ----------     ----------     ----------     ----------
     Total from investment operations                         0.11              0.03          (0.22)          0.27          (0.06)
                                                ------------------        ----------     ----------     ----------     ----------
     Less distributions
         From net investment income                          (0.14)            (0.20)         (0.30)         (0.21)         (0.29)
         From net capital gains                                  -                 -              -          (0.01)         (0.38)
                                                ------------------        ----------     ----------     ----------     ----------
     Total distributions                                     (0.14)            (0.20)         (0.30)         (0.22)         (0.67)
                                                ------------------        ----------     ----------     ----------     ----------
     Net asset value, end of period             $             9.48        $     9.51     $     9.68     $    10.20     $    10.15
                                                ==================        ==========     ==========     ==========     ==========

TOTAL INVESTMENT RETURN (a)                                   1.16%(b)          0.26%         (2.20)%         2.78%         (0.49)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)            $            2,299        $    2,488     $    3,025     $    4,125     $    6,487
     Ratio of net investment income to average
       net assets
            With expense reductions                           3.11%(c)          1.89%          2.88%          2.57%          3.01%
            Without expense reductions                        2.46%(c)          1.23%          2.33%          1.42%          2.22%
     Ratio of expenses to average net assets
            With expense reductions                           1.85%(c)          1.81%          1.65%          1.65%          1.65%
            Without expense reductions                        2.50%(c)          2.46%          2.20%          2.80%          2.43%
     Fund portfolio turnover rate                           127.72%(c)        402.70%        206.55%        212.10%         75.81%

                                                                                     CLASS C
                                                ---------------------------------------------------------------------------------
                                                FOR THE SIX MONTHS                    FOR THE YEAR ENDED DECEMBER 31,
                                                             ENDED        -------------------------------------------------------
                                                      JUNE 30,2005              2004           2003           2002           2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period       $             9.27        $     9.43     $     9.95     $     9.96     $    10.74
                                                ------------------        ----------     ----------     ----------     ----------
     Income from investing operations
         Net investment income                                0.10              0.09           0.21           0.23           0.25
         Net realized and unrealized gains
           (losses) on securities                            (0.02)            (0.14)         (0.50)         (0.04)         (0.38)
                                                ------------------        ----------     ----------     ----------     ----------
     Total from investment operations                         0.08             (0.05)         (0.29)          0.19          (0.13)
                                                ------------------        ----------     ----------     ----------     ----------
     Less distributions
         From net investment income                          (0.11)            (0.11)         (0.23)         (0.19)         (0.27)
         From net capital gains                                  -                 -              -          (0.01)         (0.38)
                                                ------------------        ----------     ----------     ----------     ----------
     Total distributions                                     (0.11)            (0.11)         (0.23)         (0.20)         (0.65)
                                                ------------------        ----------     ----------     ----------     ----------
     Net asset value, end of period             $             9.24        $     9.27     $     9.43     $     9.95     $     9.96
                                                ==================        ==========     ==========     ==========     ==========

TOTAL INVESTMENT RETURN (a)                                   0.86%(b)         (0.50)%        (2.98)%         1.98%         (1.21)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)            $            5,874        $    7,424     $   11,423     $   10,858     $    4,172
     Ratio of net investment income to average
       net assets
            With expense reductions                           2.36%(c)          1.10%          2.23%          1.90%          2.25%
            Without expense reductions                        1.71%(c)          0.45%          1.67%          0.81%          1.28%
     Ratio of expenses to average net assets
            With expense reductions                           2.60%(c)          2.57%          2.39%          2.40%          2.40%
            Without expense reductions                        3.25%(c)          3.22%          2.95%          3.49%          3.37%
     Fund portfolio turnover rate                           127.72%(c)        402.70%        206.55%        212.10%         75.81%

(a) The Fund's maximum sales charge is not included in the total return computation
(b)  Not annualized
(c)  Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                              INCOME AND EQUITY FUND
                                                ---------------------------------------------------------------------------------
                                                FOR THE SIX MONTHS                    FOR THE YEAR ENDED DECEMBER 31,
                                                             ENDED        -------------------------------------------------------
                                                      JUNE 30,2005              2004           2003           2002           2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period       $            10.46        $    10.33     $     9.91     $    10.31     $    10.43
                                                ------------------        ----------     ----------     ----------     ----------
     Income from investing operations
         Net investment Income                                0.12              0.07           0.33           0.39           0.42
         Net realized and unrealized gains
           (losses) on securities                            (0.15)             0.29           0.31          (0.49)         (0.14)
                                                ------------------        ----------     ----------     ----------     ----------
     Total from investment operations                        (0.03)             0.36           0.64          (0.10)          0.28
                                                ------------------        ----------     ----------     ----------     ----------
     Less distributions
         From net investment income                          (0.09)            (0.21)         (0.20)         (0.30)         (0.40)
         From net capital gains                                  -             (0.02)             -              -              -
         From return of capital                                  -                 -          (0.02)             -              -
                                                ------------------        ----------     ----------     ----------     ----------
     Total distributions                                     (0.09)            (0.23)         (0.22)         (0.30)         (0.40)
                                                ------------------        ----------     ----------     ----------     ----------
     Net asset value, end of period             $            10.34        $    10.46     $    10.33     $     9.91     $    10.31
                                                ==================        ==========     ==========     ==========     ==========

TOTAL INVESTMENT RETURN (a)                                  (0.23)%(b)         3.51%          6.63%         (0.92)%         2.63%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)            $            3,559        $    3,611     $    1,835     $    2,117     $    2,708
     Ratio of net investment income to average
       net assets
            With expense reductions                           2.31%(c)          2.18%          2.92%          3.43%          4.28%
            Without expense reductions                        1.75%(c)          1.49%          1.84%          1.75%          2.66%
     Ratio of expenses to average net assets
            With expense reductions                           1.95%(c)          1.94%          1.85%          1.85%          1.85%
            Without expense reductions                        2.51%(c)          2.63%          2.94%          3.53%          3.47%
     Fund portfolio turnover rate                            26.44%(c)         40.48%         71.02%         91.50%         43.38%

                                                                                     CLASS C
                                                ---------------------------------------------------------------------------------
                                                FOR THE SIX MONTHS                    FOR THE YEAR ENDED DECEMBER 31,
                                                             ENDED        -------------------------------------------------------
                                                      JUNE 30,2005              2004           2003           2002           2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period       $            10.02        $     9.90     $     9.60     $    10.03     $    10.26
                                                ------------------        ----------     ----------     ----------     ----------
     Income from investing operations
         Net investment Income                                0.08              0.16           0.24           0.34           0.42
         Net realized and unrealized gains
           (losses) on securities                            (0.13)             0.11           0.32          (0.51)         (0.22)
                                                ------------------        ----------     ----------     ----------     ----------
     Total from investment operations                        (0.05)             0.27           0.56          (0.17)          0.20
                                                ------------------        ----------     ----------     ----------     ----------
     Less distributions
         From net investment income                          (0.07)            (0.13)         (0.22)         (0.26)         (0.43)
         From net capital gains                                  -             (0.02)             -              -              -
         From return of capital                                  -                 -          (0.02)             -              -
                                                ------------------        ----------     ----------     ----------     ----------
     Total distributions                                     (0.07)            (0.15)         (0.24)         (0.26)         (0.43)
                                                ------------------        ----------     ----------     ----------     ----------
     Net asset value, end of period             $             9.90        $    10.02     $     9.90     $     9.60     $    10.03
                                                ==================        ==========     ==========     ==========     ==========

TOTAL INVESTMENT RETURN (a)                                  (0.54)%(b)         2.74%          5.88%         (1.60)%         1.81%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)            $            8,331        $    7,738     $    5,416     $    3,284     $    1,365
     Ratio of net investment income to average
       net assets
            With expense reductions                           1.57%(c)          1.38%          2.10%          2.95%          3.58%
            Without expense reductions                        1.01%(c)          0.70%          1.03%          1.15%          1.65%
     Ratio of expenses to average net assets
            With expense reductions                           2.70%(c)          2.69%          2.60%          2.60%          2.60%
            Without expense reductions                        3.26%(c)          3.37%          3.67%          4.39%          4.54%
     Fund portfolio turnover rate                            26.44%(c)         40.48%         71.02%         91.50%         43.38%

(a) The Fund's maximum sales charge is not included in the total return computation
(b)  Not annualized
(c)  Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                  BALANCED FUND
                                                ---------------------------------------------------------------------------------
                                                FOR THE SIX MONTHS                    FOR THE YEAR ENDED DECEMBER 31,
                                                             ENDED        -------------------------------------------------------
                                                      JUNE 30,2005              2004           2003           2002           2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period       $            16.57        $    15.88     $    13.69     $    14.42     $    15.22
                                                ------------------        ----------     ----------     ----------     ----------
     Income from investing operations
         Net investment income                                0.11              0.12           0.21           0.06           0.10
         Net realized and unrealized gains
           (losses) on securities                             0.10              0.75           2.34          (0.79)         (0.81)
                                                ------------------        ----------     ----------     ----------     ----------
     Total from investment operations                         0.21              0.87           2.55          (0.73)         (0.71)
                                                ------------------        ----------     ----------     ----------     ----------
     Less distributions
         From net investment income                              -             (0.13)         (0.16)             -          (0.09)
         From net capital gains                                  -             (0.05)         (0.18)             -              -
         From return of capital                                  -                 -          (0.02)             -              -
                                                ------------------        ----------     ----------     ----------     ----------
     Total distributions                                         -             (0.18)         (0.36)             -          (0.09)
                                                ------------------        ----------     ----------     ----------     ----------
     Net asset value, end of period             $            16.78        $    16.57     $    15.88     $    13.69     $    14.42
                                                ==================        ==========     ==========     ==========     ==========

TOTAL INVESTMENT RETURN (a)                                   1.27%(b)          5.50%         18.63%         (5.05)%        (4.69)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)            $            6,040        $    5,863     $    4,739     $    3,977     $    5,013
     Ratio of net investment income to average
       net assets
            With expense reductions                           1.45%(c)          0.98%          1.44%          0.30%          0.55%
            Without expense reductions                        1.45%(c)          0.98%          1.44%          0.30%          0.55%
     Ratio of expenses to average net assets
            With expense reductions                           2.53%(c)          2.67%          2.86%          3.47%          3.22%
            Without expense reductions                        2.53%(c)          2.67%          2.86%          3.47%          3.22%
     Fund portfolio turnover rate                            20.48%(c)         39.60%         58.73%         57.74%         42.20%

                                                                                     CLASS C
                                                ---------------------------------------------------------------------------------
                                                FOR THE SIX MONTHS                    FOR THE YEAR ENDED DECEMBER 31,
                                                             ENDED        -------------------------------------------------------
                                                      JUNE 30,2005              2004           2003           2002           2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period       $            16.13        $    15.49     $    13.40     $    14.18     $    14.99
                                                ------------------        ----------     ----------     ----------     ----------
     Income from investing operations
         Net investment income                                0.06              0.04           0.09           0.01           0.01
         Net realized and unrealized gains
           (losses) on securities                             0.09              0.68           2.26          (0.79)         (0.80)
                                                ------------------        ----------     ----------     ----------     ----------
     Total from investment operations                         0.15              0.72           2.35          (0.78)         (0.79)
                                                ------------------        ----------     ----------     ----------     ----------
     Less distributions
         From net investment income                              -             (0.03)         (0.06)             -          (0.02)
         From net capital gains                                  -             (0.05)         (0.18)             -              -
         From return of capital                                  -                 -          (0.02)             -              -
                                                ------------------        ----------     ----------     ----------     ----------
     Total distributions                                         -             (0.08)         (0.26)             -          (0.02)
                                                ------------------        ----------     ----------     ----------     ----------
     Net asset value, end of period             $            16.28        $    16.13     $    15.49     $    13.40     $    14.18
                                                ==================        ==========     ==========     ==========     ==========

TOTAL INVESTMENT RETURN (a)                                   0.93%(b)          4.62%         17.58%         (5.49)%        (5.25)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)            $           30,543        $   29,304     $   23,353     $   14,035     $    7,404
     Ratio of net investment income to average
       net assets
            With expense reductions                           0.70%(c)          0.21%          0.67%         (0.16)%        (0.08)%
            Without expense reductions                        0.70%(c)          0.21%          0.67%         (0.16)%        (0.08)%
     Ratio of expenses to average net assets
            With expense reductions                           3.28%(c)          3.44%          3.66%          4.15%          3.99%
            Without expense reductions                        3.28%(c)          3.44%          3.66%          4.15%          3.99%
     Fund portfolio turnover rate                            20.48%(c)         39.60%         58.73%         57.74%         42.20%

(a) The Fund's maximum sales charge is not included in the total return computation
(b)  Not annualized
(c)  Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                   GROWTH FUND
                                                ---------------------------------------------------------------------------------
                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                FOR THE SIX MONTHS                    FOR THE YEAR ENDED DECEMBER 31,
                                                             ENDED        -------------------------------------------------------
                                                      JUNE 30,2005              2004           2003           2002           2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period       $             8.22        $     7.14     $     5.48     $     7.04     $     9.83
                                                ------------------        ----------     ----------     ----------     ----------
     Income from investing operations
         Net investment income (expense)                      0.01              0.02          (0.07)         (0.12)         (0.11)
         Net realized and unrealized gains
           (losses) on securities                            (0.18)             1.06           1.73          (1.44)         (2.68)
                                                ------------------        ----------     ----------     ----------     ----------
     Total from investment operations                        (0.17)             1.08           1.66          (1.56)         (2.79)
                                                ------------------        ----------     ----------     ----------     ----------
     Less distributions
         From net investment income                              -                 -              -              -              -
         From net capital gains                                  -                 -              -              -              -
                                                ------------------        ----------     ----------     ----------     ----------
     Total distributions                                         -                 -              -              -              -
                                                ------------------        ----------     ----------     ----------     ----------
     Net asset value, end of period             $             8.05        $     8.22     $     7.14     $     5.48     $     7.04
                                                ==================        ==========     ==========     ==========     ==========

TOTAL INVESTMENT RETURN (a)                                  (2.07)%(b)        15.13%         30.29%        (22.16)%       (28.38)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)            $            1,390        $    1,155     $      669     $      464     $      588
     Ratio of net investment income to average
       net assets
            With expense reductions                          (1.32)%(c)        (1.51)%        (1.69)%        (1.97)%        (1.26)%
            Without expense reductions                       (3.49)%(c)        (4.98)%        (7.44)%        (8.25)%        (5.44)%
     Ratio of expenses to average net assets
            With expense reductions                           2.65%(c)          2.83%          2.48%          2.50%          2.44%
            Without expense reductions                        4.82%(c)          6.30%          8.23%          8.77%          6.62%
     Fund portfolio turnover rate                             4.32%(c)         12.96%         34.58%         78.06%         57.61%

                                                                                     CLASS C
                                                ---------------------------------------------------------------------------------
                                                FOR THE SIX MONTHS                    FOR THE YEAR ENDED DECEMBER 31,
                                                             ENDED        -------------------------------------------------------
                                                      JUNE 30,2005              2004           2003           2002           2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period       $             7.79        $     6.83     $     5.33     $     6.89     $     9.70
                                                ------------------        ----------     ----------     ----------     ----------
     Income from investing operations
         Net investment income (expense)                      0.36              0.22          (0.16)         (0.44)         (0.22)
         Net realized and unrealized gains
           (losses) on securities                            (0.55)             0.74           1.66          (1.12)         (2.59)
                                                ------------------        ----------     ----------     ----------     ----------
     Total from investment operations                        (0.19)             0.96           1.50          (1.56)         (2.81)
                                                ------------------        ----------     ----------     ----------     ----------
     Less distributions
         From net investment income                              -                 -              -              -              -
         From net capital gains                                  -                 -              -              -              -
                                                ------------------        ----------     ----------     ----------     ----------
     Total distributions                                         -                 -              -              -              -
                                                ------------------        ----------     ----------     ----------     ----------
     Net asset value, end of period             $             7.60        $     7.79     $     6.83     $     5.33     $     6.89
                                                ==================        ==========     ==========     ==========     ==========

TOTAL INVESTMENT RETURN (a)                                  (2.44)%(b)        14.06%         28.14%        (22.64)%       (28.97)%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)            $            1,093        $      445     $      251     $      190     $      439
     Ratio of net investment income to average
       net assets
            With expense reductions                          (2.02)%(c)        (2.27)%        (2.47)%        (2.75)%        (2.04)%
            Without expense reductions                       (4.28)%(c)         5.61%         (8.18)%        (8.67)%        (5.59)%
     Ratio of expenses to average net assets
            With expense reductions                           3.40%(c)          3.54%          3.25%          3.25%          3.23%
            Without expense reductions                        5.65%(c)          6.88%          8.96%          9.17%          6.77%
     Fund portfolio turnover rate                             4.32%(c)         12.96%         34.58%         78.06%         57.61%

(a) The Fund's maximum sales charge is not included in the total return computation
(b)  Not annualized
(c)  Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                          MULTI-CAP VALUE FUND
                                                ------------------------------------------------------------------------
                                                                                 CLASS A
                                                ------------------------------------------------------------------------
                                                                             FOR THE YEAR ENDED
                                                FOR THE SIX MONTHS              DECEMBER 31,            APRIL 1, 2002(c)
                                                             ENDED        -----------------------                     TO
                                                      JUNE 30,2005             2004          2003      DECEMBER 31, 2002
                                                ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period       $            11.77        $   11.46     $    7.95     $            10.00
                                                ------------------        ---------     ---------     ------------------
     Income from investing operations
         Net investment expense                              (0.06)           (0.03)        (0.09)                 (0.07)
         Net realized and unrealized gains
           (losses) on securities                            (0.19)            0.70          3.60                  (1.98)
                                                ------------------        ---------     ---------     ------------------
     Total from investment operations                        (0.25)            0.67          3.51                  (2.05)
                                                ------------------        ---------     ---------     ------------------
     Less distributions
         From net investment income                              -                -             -                      -
         From net capital gains                                  -            (0.36)            -                      -
                                                ------------------        ---------     ---------     ------------------
     Total distributions                                         -            (0.36)            -                      -
                                                ------------------        ---------     ---------     ------------------
     Net asset value, end of period             $            11.52        $   11.77     $   11.46     $             7.95
                                                ==================        =========     =========     ==================

TOTAL INVESTMENT RETURN (a)                                  (2.12)%(b)        5.84%        44.15%                (20.50)%(b)

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)            $            2,545        $   2,313     $   1,180     $              503
     Ratio of net investment income to average
       net assets
            With expense reductions                          (1.43)%(d)       (1.15)%       (1.67)%                (1.44)%(d)
            Without expense reductions                       (1.49)%(d)       (1.15)%       (3.14)%                (5.65)%(d)
     Ratio of expenses to average net assets
            With expense reductions                           2.79%(d)         2.63%         2.49%                  2.49%(d)
            Without expense reductions                        2.85%(d)         3.07%         3.96%                  6.69%(d)
     Fund portfolio turnover rate                            40.92%(d)        49.30%        20.16%                  8.23%(d)

                                                                                 CLASS C
                                                ------------------------------------------------------------------------
                                                                             FOR THE YEAR ENDED
                                                FOR THE SIX MONTHS              DECEMBER 31,            APRIL 1, 2002(c)
                                                             ENDED        -----------------------                     TO
                                                      JUNE 30,2005             2004          2003      DECEMBER 31, 2002
                                                ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period       $            11.54        $   11.33     $    7.91     $            10.00
                                                ------------------        ---------     ---------     ------------------
     Income from investing operations
         Net investment income (expense)                     (0.10)           (0.10)         0.32                  (0.52)
         Net realized and unrealized gains
           (losses) on securities                            (0.18)            0.67          3.10                  (1.57)
                                                ------------------        ---------     ---------     ------------------
     Total from investment operations                        (0.28)            0.57          3.42                  (2.09)
                                                ------------------        ---------     ---------     ------------------
     Less distributions
         From net investment income                              -                -             -                      -
         From net capital gains                                  -            (0.36)            -                      -
                                                ------------------        ---------     ---------     ------------------
     Total distributions                                         -            (0.36)            -                      -
                                                ------------------        ---------     ---------     ------------------
     Net asset value, end of period             $            11.26        $   11.54     $   11.33     $             7.91
                                                ==================        =========     =========     ==================

TOTAL INVESTMENT RETURN (a)                                  (2.43)%(b)        5.02%        43.24%                (20.90)%(b)

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)            $            6,423        $   6,122     $   3,537     $            1,247
     Ratio of net investment income to average
       net assets
            With expense reductions                          (2.18)%(d)       (1.94)%       (2.41)%(d)             (2.20)%(d)
            Without expense reductions                       (2.24)%(d)       (2.37)%       (3.90)%(d)             (6.08)%(d)
     Ratio of expenses to average net assets
            With expense reductions                           3.54%(d)         3.40%         3.24%(d)               3.23%(d)
            Without expense reductions                        3.60%(d)         3.83%         4.74%(d)               7.11%(d)
     Fund portfolio turnover rate                            40.92%(d)        49.30%        20.16%                  8.23%(d)

(a) The Fund's maximum sales charge is not included in the total return computation
(b)  Not annualized
(c)  Commencement of operations
(d)  Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                  SMALL CAP FUND
                                                ---------------------------------------------------------------------------------
                                                FOR THE SIX MONTHS                    FOR THE YEAR ENDED DECEMBER 31,
                                                             ENDED        -------------------------------------------------------
                                                      JUNE 30,2005              2004           2003           2002           2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period       $            25.47        $    18.77     $    10.32     $    15.23     $    13.42
                                                ------------------        ----------     ----------     ----------     ----------
     Income from investing operations
         Net investment expense                              (0.93)             0.73          (0.37)         (0.85)         (0.42)
         Net realized and unrealized gains
           (losses) on securities                            (1.43)             6.14           8.95          (4.05)          3.11
                                                ------------------        ----------     ----------     ----------     ----------
     Total from investment operations                        (2.36)             6.87           8.58          (4.90)          2.69
                                                ------------------        ----------     ----------     ----------     ----------
     Less distributions
         From net investment income                              -                 -              -              -              -
         From net capital gains                                  -             (0.17)         (0.13)         (0.01)         (0.88)
                                                ------------------        ----------     ----------     ----------     ----------
     Total distributions                                         -             (0.17)         (0.13)         (0.01)         (0.88)
                                                ------------------        ----------     ----------     ----------     ----------
     Net asset value, end of period             $            23.11        $    25.47     $    18.77     $    10.32     $    15.23
                                                ==================        ==========     ==========     ==========     ==========

TOTAL INVESTMENT RETURN (a)                                  (9.27)%(b)        36.60%         83.21%        (32.20)%        20.23%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)            $           13,570        $   17,376     $    8,961     $    4,763     $    7,715
     Ratio of net investment income to average
       net assets
            With expense reductions                          (2.61)%(c)        (3.08)%        (4.06)%        (4.01)%        (3.44)%
            Without expense reductions                       (2.61)%(c)        (3.08)%        (4.06)%        (4.01)%        (3.44)%
     Ratio of expenses to average net assets
            With expense reductions                           2.86%(c)          3.32%          4.44%          4.52%          3.74%
            Without expense reductions                        2.86%(c)          3.32%          4.44%          4.52%          3.74%
     Fund portfolio turnover rate                            26.76%(c)          7.23%         39.95%         23.39%         43.89%

                                                                                     CLASS C
                                                ---------------------------------------------------------------------------------
                                                FOR THE SIX MONTHS                    FOR THE YEAR ENDED DECEMBER 31,
                                                             ENDED        -------------------------------------------------------
                                                      JUNE 30,2005              2004           2003           2002           2001
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period       $            23.44        $    17.41     $     9.65     $    14.47     $    13.04
                                                ------------------        ----------     ----------     ----------     ----------
     Income from investing operations
         Net investment expense                              (0.20)             0.66           0.04          (0.88)         (0.08)
         Net realized and unrealized gains
           (losses) on securities                            (2.06)             5.54           7.85          (3.93)          2.39
                                                ------------------        ----------     ----------     ----------     ----------
     Total from investment operations                        (2.26)             6.20           7.89          (4.81)          2.31
                                                ------------------        ----------     ----------     ----------     ----------
     Less distributions
         From net investment income                              -                 -              -              -              -
         From net capital gains                                  -             (0.17)         (0.13)         (0.01)         (0.88)
                                                ------------------        ----------     ----------     ----------     ----------
     Total distributions                                         -             (0.17)         (0.13)         (0.01)         (0.88)
                                                ------------------        ----------     ----------     ----------     ----------
     Net asset value, end of period             $            21.18        $    23.44     $    17.41     $     9.65     $    14.47
                                                ==================        ==========     ==========     ==========     ==========

TOTAL INVESTMENT RETURN (a)                                  (9.64)%(b)        35.62%         81.83%        (33.27)%        17.91%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)            $            3,845        $    3,848     $    1,274     $      543     $      886
     Ratio of net investment income to average
       net assets
            With expense reductions                          (3.35)%(c)        (3.85)%        (4.88)%        (5.47)%        (5.48)%
            Without expense reductions                       (3.35)%(c)        (3.85)%        (4.88)%        (5.47)%        (5.48)%
     Ratio of expenses to average net assets
            With expense reductions                           3.61%(c)          4.10%          5.26%          5.97%          5.78%
            Without expense reductions                        3.61%(c)          4.10%          5.26%          5.97%          5.78%
     Fund portfolio turnover rate                            26.76%(c)          7.23%         39.95%         23.39%         43.89%

(a) The Fund's maximum sales charge is not included in the total return computation
(b)  Not annualized
(c)  Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                             DIRECTORS AND OFFICERS

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                               POSITION(S)    TERM OF OFFICES    PRINCIPAL OCCUPATIONS        FUND COMPLEX
                              HELD WITH THE    AND LENGTH OF             DURING                OVERSEEN BY      OTHER DIRECTORSHIPS
 NAME, ADDRESS AND AGE           COMPANY        TIME SERVED           PAST 5 YEARS               TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Thomas M. Brinker (71)          Director         Since 1992    2003 - Present: Retired     6 Pacific Advisors           None
1 North Ormond Avenue                                                                         Mutual Funds
Havertown, PA 19083                                            1970 - 2003: President
                                                               Fringe Benefits, Inc/
                                                               Financial Foresight, Ltd.,
                                                               d/b/a The Brinker
                                                               Organization (Financial
                                                               Services Companies)

Victoria Breen (54)             Director         Since 1992    1992 - Present: Assistant   6 Pacific Advisors           None
603 West Ojai Avenue          and Assistant                    Secretary and Director,        Mutual Funds
Ojai, CA 93023                  Secretary                      Pacific Global Investment
                                                               Management Company,
                                                               Pacific Global Investor
                                                               Services, Inc.

                                                               1994 - Present: Agent,
                                                               Transamerica Life
                                                               Companies and Registered
                                                               Principal, Transamerica
                                                               Financial Advisors, Inc.

                                                               1986 - Present: President,
                                                               Derby & Derby Inc.
                                                               (Financial Services
                                                               Company)

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                               POSITION(S)    TERM OF OFFICES    PRINCIPAL OCCUPATIONS        FUND COMPLEX
                              HELD WITH THE    AND LENGTH OF             DURING                OVERSEEN BY      OTHER DIRECTORSHIPS
 NAME, ADDRESS AND AGE           COMPANY        TIME SERVED           PAST 5 YEARS               TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Hanson (55)         Vice President     Since 1992    1992 - Present: Executive   6 Pacific Advisors           None
101 N. Brand Blvd.             and Secretary                   Vice President and             Mutual Funds
Suite 1950                                                     Director, Pacific Global
Glendale, CA 91203                                             Investment Management
                                                               Company; President and
                                                               Director, Pacific Global
                                                               Fund Distributors, Inc.;
                                                               Director, Pacific Global
                                                               Investor Services, Inc.

                                                               2001 - Present: Vice
                                                               President, Pacific Global
                                                               Investor Services, Inc.

                                                               1997 - 2001: Vice President
                                                               and Director, Pacific Global
                                                               Investment Fund Ltd.

                                                               1992 - 2001: President,
                                                               Pacific Global Investor
                                                               Services, Inc.

                                                               1993 - Present: Owner,
                                                               Director, Chairman,
                                                               President and CEO of
                                                               TriVest Capital
                                                               Management, Inc.

Catherine L. Henning (27)        Assistant       Since 2002    2004 - Present: Secretary,  6 Pacific Advisors           None
101 N. Brand Blvd.               Secretary                     Pacific Global Investment      Mutual Funds
Suite 1950                                                     Management Company
Glendale, CA 91203
                                                               2002 - 2004: Assistant
                                                               Secretary, Pacific Global
                                                               Investment Management
                                                               Company

                                                               2002 - Present: Assistant
                                                               Secretary, Pacific Global
                                                               Fund Distributors, Inc. and
                                                               Pacific Global Investor
                                                               Services, Inc.

                                                               1999 - Present: Marketing
                                                               Coordinator, Pacific Global
                                                               Investment Management
                                                               Company

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                               POSITION(S)    TERM OF OFFICES    PRINCIPAL OCCUPATIONS        FUND COMPLEX
                              HELD WITH THE    AND LENGTH OF             DURING                OVERSEEN BY      OTHER DIRECTORSHIPS
 NAME, ADDRESS AND AGE           COMPANY        TIME SERVED           PAST 5 YEARS               TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
George A. Henning (58)         President and     Since 1992    1991 - Present: Chairman,   6 Pacific Advisors           None
101 N. Brand Blvd.               Chairman                      President, and Director,       Mutual Funds
Suite 1950                                                     Pacific Global Investment
Glendale, CA 91203                                             Management Company;
                                                               Chairman and Director,
                                                               Pacific Global Fund
                                                               Distributors, Inc.;
                                                               Chairman and Director,
                                                               Pacific Global Investor
                                                               Services, Inc.

                                                               1997 - 2001: Chairman and
                                                               Director, Pacific Global
                                                               Investment Fund, Ltd.

Barbara A. Kelley (51)        Vice President,    Since 2001    2004 - Present: Chief       6 Pacific Advisors           None
101 N. Brand Blvd.                 Chief                       Compliance Officer,            Mutual Funds
Suite 1950                      Compliance                     Pacific Advisors Fund Inc.
Glendale, CA 91203              Officer and                    and Pacific Global
                                 Treasurer                     Investment Management
                                                               Company

                                                               2001 - Present: Executive
                                                               Vice President, Treasurer,
                                                               Pacific Global Investment
                                                               Management Company;
                                                               Treasurer and Director,
                                                               Pacific Global Fund
                                                               Distributors, Inc.;
                                                               President and Treasurer,
                                                               Pacific Global Investor
                                                               Services, Inc.

                                                               1999 - Present: Director,
                                                               Pacific Global Investment
                                                               Management Company

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                               POSITION(S)    TERM OF OFFICES    PRINCIPAL OCCUPATIONS        FUND COMPLEX
                              HELD WITH THE    AND LENGTH OF             DURING                OVERSEEN BY      OTHER DIRECTORSHIPS
 NAME, ADDRESS AND AGE           COMPANY        TIME SERVED           PAST 5 YEARS               TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
L. Michael Haller (61)          Director         Since 1992    2004 - Present: Consultant  6 Pacific Advisors           None
5924 Colodny                                                                                  Mutual Funds
Agoura, CA 91301                                               2002 - 2003: Executive
                                                               Vice President, Sammy
                                                               Studios, Inc.
                                                               (Entertainment Company)

                                                               2001 - 2002: Vice
                                                               President and Executive
                                                               Producer, Electronic Arts;
                                                               President, International
                                                               Media Group, Inc.
                                                               (Entertainment Company)

                                                               2000 - 2001: Senior Vice
                                                               President, Infogrames
                                                               (Entertainment Company)

Takashi Makinodan, Ph.D (80)    Director         Since 1995    1992 - Present: Director,   6 Pacific Advisors           None
1506 S. Bentley Avenue                                         Medical Treatment              Mutual Funds
PH #5                                                          Effectiveness Program
Los Angeles, CA 90025                                          (MEDTEP), Center on Asian
                                                               and Pacific Islanders

                                                               1991 - Present: Associate
                                                               Director of Research,
                                                               Geriatric Research
                                                               Education Clinic Center,
                                                               VA Medical Center

Gerald E. Miller (75)           Director         Since 1992    1992 - Present: Retired     6 Pacific Advisors           None
5262 Bridgetown Place                                                                         Mutual Funds
Westlake Village, CA 91362

Louise K. Taylor, Ph.D (58)     Director         Since 1992    1991 - Present:             6 Pacific Advisors           None
325 East Huntington Dr.                                        Superintendent, Monrovia       Mutual Funds
Monrovia, CA 91016                                             Unified School District

Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Certain Directors are considered "interested persons" of the Company as defined in the 1940 Act. All directors oversee all six Funds of the Company.

                                                      PACIFIC ADVISORS FUND INC.
                                                            notes

PACIFIC ADVISORS FUND INC.
      notes

[GRAPHIC]

PACIFIC ADVISORS
         Fund Inc

     DIRECTORS
         GEORGE A. HENNING, CHAIRMAN
         VICTORIA L. BREEN
         THOMAS M. BRINKER
         L. MICHAEL HALLER, III
         TAKASHI MAKINODAN, PH.D.
         GERALD E. MILLER
         LOUISE K. TAYLOR, PH.D.

     OFFICERS
         GEORGE A. HENNING, PRESIDENT
         THOMAS H. HANSON, VICE PRESIDENT AND SECRETARY
         VICTORIA L. BREEN, ASSISTANT SECRETARY
         CATHERINE L. HENNING, ASSISTANT SECRETARY
         BARBARA A. KELLEY, TREASURER

     INVESTMENT MANAGER
         PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
         101 NORTH BRAND BLVD., SUITE 1950
         GLENDALE, CALIFORNIA 91203

     INCOME AND EQUITY FUND CO-MANAGER AND BALANCED FUND ADVISER
         BACHE CAPITAL MANAGEMENT, INC.
         101 NORTH BRAND BLVD., SUITE 1950
         GLENDALE, CALIFORNIA 91203

     TRANSFER AGENT AND ADMINISTRATOR
         PACIFIC GLOBAL INVESTOR SERVICES, INC.
         101 NORTH BRAND BLVD., SUITE 1950
         GLENDALE, CALIFORNIA 91203

     DISTRIBUTOR
         PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
         101 NORTH BRAND BLVD., SUITE 1950
         GLENDALE, CALIFORNIA 91203
         (800) 989-6693

     AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

     The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.PacificAdvisorsFund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

     AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING
     RECORD

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

[LOGO]

PACIFIC GLOBAL FUND DISTRIBUTORS, INC.                              PRSRT STD
101 NORTH BRAND BLVD., SUITE 1950                                 U. S. POSTAGE
GLENDALE, CALIFORNIA 91203                                             PAID
                                                                   CHICAGO, IL
                                                                 PERMIT NO. 5750


                                                                       pg101.898

Item 2.   Code of Ethics
          Not applicable for semi-annual reports.

Item 3.   Audit Committee Financial Expert
          Not applicable for semi-annual reports.

Item 4.   Principal Accountant Fees and Services
          Not applicable for semi-annual reports.

Item 5.   Audit Committee of Listed Registrants
          Not applicable as Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.   Schedule of Investments
          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
          Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Managers of Closed-End Management Investment Company and Affiliated Purchasers.
          Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders
          No material changes have been made.

Item 11.  Controls and Procedures.
          (a) Based upon their evaluation of Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant's internal control over financial reporting.

Item 12.  Exhibits
          (a)(1) Not applicable.

          (a)(2) Certifications required by Item 12(a) of Form N-CSR and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

          (b) Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:    /s/ George A. Henning
       -----------------------
       George A. Henning
       Chairman, Pacific Advisors Fund Inc.

Date:  September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:    /s/ George A. Henning
       -----------------------
       George A. Henning
       Chief Executive Officer

Date:  September 7, 2005

By:    /s/ Barbara A. Kelley
       -----------------------
       Barbara A. Kelley
       Chief Financial Officer

Date:  September 7, 2005